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                           LOAN AND SECURITY AGREEMENT

        This Loan and Security Agreement (as it may be amended, this "AGREEMENT") is entered into on November 6, 1998 between NATIONSCREDIT COMMERCIAL CORPORATION, THROUGH ITS NATIONSCREDIT COMMERCIAL FUNDING DIVISION ("LENDER"), having an address at 1177 Avenue of the Americas, 36th Floor, New York, New York 10036 and DURAMED PHARMACEUTICALS, INC. ("BORROWER"), whose chief executive office is located at 7155 East Kemper Road, Cincinnati 45249 ("BORROWER'S ADDRESS"). The Schedules to this Agreement are an integral part of this Agreement and are incorporated herein by reference. Terms used, but not defined elsewhere, in this Agreement are defined in Schedule B.

1.       LOANS AND CREDIT ACCOMMODATIONS.

         1.1 AMOUNT. Subject to the terms and conditions contained in this Agreement, Lender will:

            (a) REVOLVING LOANS AND CREDIT ACCOMMODATIONS. From time to time during the Term at Borrower's request, make revolving loans to Borrower ("REVOLVING LOANS"), and make letters of credit, bankers acceptances and other credit accommodations ("CREDIT ACCOMMODATIONS") available to Borrower, in each case to the extent that there is sufficient Availability at the time of such request to cover, dollar for dollar, the requested Revolving Loan or Credit Accommodation; PROVIDED, that after giving effect to such Revolving Loan or Credit Accommodation, (x) the outstanding balance of all monetary Obligations (INCLUDING the principal balance of any Term Loan and, solely for the purpose of determining compliance with this provision, the Credit Accommodation Balance) will not exceed the Maximum Facility Amount set forth in Section 1(a) of Schedule A and (y) none of the other Loan Limits set forth in Section 1 of Schedule A will be exceeded. For this purpose, "AVAILABILITY" means:

                (i) the aggregate amount of Eligible Accounts (less maximum existing or asserted taxes, discounts, credits and allowances) multiplied by the Accounts Advance Rate set forth in Section 1(b)(i) of Schedule A but not to exceed the Accounts Sublimit, if any, set forth in
        Section 1(c) of Schedule A;

                                      PLUS

                (ii) the lower of cost or market value of Eligible Inventory multiplied by the Inventory Advance Rate(s) set forth in Section 1(b)(ii) of Schedule A, but not to exceed the Inventory Sublimit(s) set forth in Section 1(d) of Schedule A;



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                                      MINUS

                (iii) all Reserves which Lender has established pursuant to
        Section 1.2 (including those to be established in connection with the requested Revolving Loan or Credit Accommodation);

                                      MINUS

                (iv) the outstanding balance of all of the monetary Obligations (EXCLUDING the Credit Accommodation Balance and the principal balance of the Term Loan); and

                                      PLUS

                (v) the Overadvance Amount, if any, set forth in Section 1(g) of Schedule A.

            (b) TERM LOAN. Make (i) on the date of this Agreement an advance to Borrower computed with respect to the value of Borrower's Eligible Equipment owned by Borrower on the date of this Agreement (the "EQUIPMENT ADVANCE") in the principal amount, if any, set forth in Section 2(a)(i) of Schedule A, (ii) on the later of the date of this Agreement and the date on which Borrower has satisfied the Real Property Advance Conditions Precedent an advance to Borrower computed with respect to the value of Borrower's Eligible Real Property (the "REAL PROPERTY ADVANCE") in the principal amount, if any, set forth in Section 2(a)(ii) of Schedule A and (iii) upon at least fifteen days prior written request by Borrower, one or more advances to Borrower computed with respect to the value of Borrower's Capital Expenditure Equipment to be acquired with the proceeds of such advance (each, a "CAPITAL EXPENDITURE ADVANCE") in a principal amount, if any, set forth in Section 2(a)(iii) of Schedule A; PROVIDED, that each Capital Expenditure Advance requested by Borrower shall be in a principal amount of not less than $100,000. The Equipment Advance, the Real Property Advance and all Capital Expenditure Advances are collectively referred to as the "TERM LOAN." Each Capital Expenditure Advance will be evidenced by a term note in the form attached hereto as Exhibit A.

         1.2 RESERVES. Lender may from time to time establish and revise such reserves as Lender deems appropriate in its sole discretion ("RESERVES") to reflect (i) events, conditions, contingencies or risks which affect or may affect (A) the Collateral or its value, or the security interests and other rights of Lender in the Collateral or (B) the assets, business or prospects of Borrower or any Obligor, (ii) Lender's good faith concern that any Collateral report or financial information furnished by or on behalf of Borrower or any Obligor to Lender is or may have been incomplete, inaccurate or misleading in any material respect, (iii) any fact or circumstance which Lender determines in good faith constitutes, or could constitute, a Default or Event of Default or
(iv) any other events or circumstances which Lender determines in good faith make the establishment or revision of a Reserve prudent. Without limiting the foregoing, Lender shall (x) in the case of each Credit Accommodation issued for the purchase of Inventory (a) which meets the criteria for Eligible Inventory set forth in clauses (i), (ii),




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(iii), (v) and (vi) of the definition of Eligible Inventory, (b) which is or will be in transit to one of the locations set forth in Section 9(d) of Schedule A, (c) which is fully insured in a manner satisfactory to Lender and (d) with respect to which Lender is in possession of all bills of lading and all other documentation which Lender has requested, all in form and substance satisfactory to Lender in its sole discretion, establish a Reserve equal to the cost of such Inventory (plus all duties, freight, taxes, insurance, costs and other charges and expenses relating to such Credit Accommodation or such Eligible Inventory) multiplied by a percentage equal to 100% minus the Inventory Advance Rate applicable to Eligible Inventory and (y) in the case of any other Credit Accommodation issued for any purpose, establish a Reserve equal to the full amount of such Credit Accommodation plus all costs and other charges and expenses relating to such Credit Accommodation. In addition, (x) Lender shall establish a permanent Reserve in the amount, if any, set forth in Section 1(f) of Schedule A, and (y) if the outstanding principal balance of any Term Loan advance with respect to Eligible Equipment exceeds the percentage set forth in
Section 2(a)(i) or 2(a)(iii) of Schedule A of the appraised value of such Eligible Equipment, Lender may establish an additional Reserve in the amount of such excess (and, for this purpose, if payments of principal on the Term Loan advances against Eligible Equipment and Real Property are not calculated separately, payments of principal of the Term Loan made by Borrower shall be deemed to apply to the Term Loan advance with respect to Eligible Equipment and Real Property, respectively, in proportion to the original principal amounts of such advances). Lender may, in its discretion, establish and revise Reserves by deducting them in determining Availability or by reclassifying Eligible Accounts or Eligible Inventory as ineligible. In no event shall the establishment of a Reserve in respect of a particular actual or contingent liability obligate Lender to make advances hereunder to pay such liability or otherwise obligate Lender with respect thereto.

         1.3 OTHER PROVISIONS APPLICABLE TO CREDIT ACCOMMODATIONS. Lender may, in its sole discretion and on terms and conditions acceptable to Lender, make Credit Accommodations available to Borrower either by issuing them, or by causing other financial institutions to issue them supported by Lender's guaranty or indemnification; PROVIDED, that after giving effect to each Credit Accommodation, the Credit Accommodation Balance will not exceed the Credit Accommodation Limit set forth in Section 1(e) of Schedule A. Any amounts paid by Lender in respect of a Credit Accommodation will be treated for all purposes as a Revolving Loan which shall be secured by the Collateral and bear interest, and be payable, in the same manner as a Revolving Loan. Borrower agrees to execute all documentation required by Lender or the issuer of any Credit Accommodation in connection with any such Credit Accommodation.

         1.4 REPAYMENT. Accrued interest on all monetary Obligations shall be payable on the first day of each month. Principal of the Term Loan shall be repaid as set forth in Section 2(b) of Schedule A. If at any time any of the Loan Limits are exceeded, Borrower will immediately upon telephonic or other demand by Lender pay to Lender such amounts (or provide cash collateral to Lender with respect to the Credit Accommodation Balance in the



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manner set forth in Section 7.3), as shall cause Borrower to be in full compliance with all of the Loan Limits. Notwithstanding the foregoing, Lender may, in its sole discretion, make or permit Revolving Loans, the Term Loan, any Credit Accommodations or any other monetary Obligations to be in excess of any of the Loan Limits; PROVIDED, that Borrower shall, upon Lender's demand, pay to Lender such amounts as shall cause Borrower to be in full compliance with all of the Loan Limits. All unpaid monetary Obligations shall be payable in full on the Maturity Date (as defined in Section 7.1) or, if earlier, the date of any early termination pursuant to Section 7.2.

         1.5 MINIMUM BORROWING. Subject to the terms and conditions of this Agreement, Borrower agrees to (i) borrow sufficient amounts to cause the outstanding principal balance of the Loans to equal or exceed, at all times prior to the Maturity Date, the Minimum Loan Amount set forth in Section 4 of Schedule A and (ii) maintain Availability sufficient to enable Borrower to do so; PROVIDED, that any breach by Borrower of the foregoing provision of this
Section 1.5 shall not constitute an Event of Default if Borrower timely pays all minimum borrowing fees due and payable pursuant to Section 2.2(e). However, Lender shall not be obligated to loan Borrower the Minimum Loan Amount other than in accordance with all of the terms and conditions of this Agreement.

2.       INTEREST AND FEES.

         2.1 INTEREST. All Loans and other monetary Obligations shall bear interest at the Interest Rate(s) set forth in Section 3 of Schedule A, except where expressly set forth to the contrary in this Agreement or another Loan Document; PROVIDED, that after the occurrence and during the continuance of an Event of Default, all Loans and other monetary Obligations shall, at Lender's option, bear interest at a rate per annum equal to two percent (2%) in excess of the rate otherwise applicable thereto (the "DEFAULT RATE") until paid in full (notwithstanding the entry of any judgment against Borrower or the exercise of any other right or remedy by Lender), and all such interest shall be payable on demand. Changes in the Interest Rate shall be effective as of the date of any change in the Prime Rate. Notwithstanding anything to the contrary contained in this Agreement, the aggregate of all amounts deemed to be interest hereunder and charged or collected by Lender is not intended to exceed the highest rate permissible under any applicable law, but if it should, such interest shall automatically be reduced to the extent necessary to comply with applicable law and Lender will refund to Borrower any such excess interest received by Lender.

         2.2 FEES. Borrower shall pay Lender the following fees, which are in addition to all interest and other sums payable by Borrower to Lender under this Agreement, and are not refundable:

            (a) CLOSING FEE. A closing fee in the amount set forth in Section 6(a) of Schedule A, which shall be deemed to be fully earned as of, and payable on, the date hereof.




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            (b) FACILITY FEES. A facility fee for the Initial Term in the amount set forth in Section 6(b)(i) of Schedule A (which shall be fully earned as of the date of this Agreement and shall be payable in equal installments due, respectively, on each anniversary of the date of this Agreement during the Initial Term, other than the Maturity Date), and a facility fee for each Renewal Term in the amount set forth in Section 6(b)(ii) of Schedule A (which shall be fully earned and payable on the first day of such Renewal Term); PROVIDED, that if the Loans are repaid more than eighteen months after the date of the Agreement through financing provided by NationsBank, N.A. or any Affiliate of NationsBank, N.A., then all installments of such facility fees which are not then due and payable shall not be charged to Borrower.

            (c) SERVICING FEE. A monthly servicing fee in the amount, if any, set forth in Section 6(c) of Schedule A, in consideration of Lender's administration and other services for each month (or part thereof), which shall be fully earned as of, and payable in advance on, the date of this Agreement and on the first day of each month thereafter so long as any of the Obligations are outstanding.

            (d) UNUSED LINE FEE. An unused line fee at a rate equal to the percentage per annum set forth in Section 6(d) of Schedule A of the amount by which the Maximum Facility Amount exceeds the greater of (i) $10,000,000 and
(ii) the average daily outstanding principal balance of the Loans and the Credit Accommodation Balance during the immediately preceding month (or part thereof), which fee shall be payable, in arrears, on the first day of each month so long as any of the Obligations are outstanding and on the Maturity Date.

            (e) MINIMUM BORROWING FEE. A minimum borrowing fee equal to the excess, if any, of (i) interest which would have been payable in respect of each period set forth in Section 6(e)(i) of Schedule A if, at all times during such period, the principal balance of the Loans was equal to the Minimum Loan Amount over (ii) the actual interest payable in respect of such period, which fee shall be fully earned as of the last day of such period and payable on the date set forth in Section 6(e)(ii) of Schedule A and on the Maturity Date, commencing with the immediately following period.

            (f) SUCCESS FEE. A success fee in the amount, if any, set forth in
Section 6(f) of Schedule A, which shall be fully earned as of the date of this Agreement and payable as set forth in Section 6(f) of Schedule A.

            (g) [INTENTIONALLY OMITTED.]

            (h) CREDIT ACCOMMODATION FEES. The fees relating to Credit Accommodations set forth in Section 6(i) of Schedule A, payable, in arrears, on the first day of each month so long as any of the Obligations are outstanding and on the Maturity Date, plus all costs and fees charged by the issuer, payable as and when such costs and fees are charged.




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         2.3 COMPUTATION OF INTEREST AND FEES. All interest and fees shall be calculated daily on the closing balances in the Loan Account based on the actual number of days elapsed in a year of 360 days. For purposes of calculating interest and fees, if the outstanding daily principal balance of the Revolving Loans is a credit balance, such balance shall be deemed to be zero.

         2.4 LOAN ACCOUNT; MONTHLY ACCOUNTINGS. Lender shall maintain a loan account for Borrower reflecting all advances, charges, expenses and payments made pursuant to this Agreement (the "LOAN ACCOUNT"), and shall provide Borrower with a monthly accounting reflecting the activity in the Loan Account. Each accounting shall be deemed correct, accurate and binding on Borrower and an account stated (except for reverses and reapplications of payments made and corrections of errors discovered by Lender), unless Borrower notifies Lender in writing to the contrary within sixty days after such account is rendered, describing the nature of any alleged errors or omissions. However, Lender's failure to maintain the Loan Account or to provide any such accounting shall not affect the legality or binding nature of any of the Obligations. Interest, fees and other monetary Obligations due and owing under this Agreement (including fees and other amounts paid by Lender to issuers of Credit Accommodations) may, in Lender's discretion, be charged to the Loan Account, and will thereafter be deemed to be Revolving Loans and will bear interest at the same rate as other Revolving Loans.

3.       SECURITY INTEREST.

         3.1 To secure the full payment and performance of all of the Obligations, Borrower hereby grants to Lender a continuing security interest in all of Borrower's property and interests in property, whether tangible or intangible, now owned or in existence or hereafter acquired or arising, wherever located, including Borrower's interest in all of the following, whether or not eligible for lending purposes: (i) all Accounts, Chattel Paper, Instruments, Documents, Goods (including Inventory, Equipment, farm products and consumer goods), Investment Property, General Intangibles, Deposit Accounts and money,
(ii) the motor vehicle(s) listed on Exhibit B hereto, (iii) all proceeds and products of all of the foregoing (including proceeds of any insurance policies, proceeds of proceeds and claims against third parties for loss or any destruction of any of the foregoing) and (iv) all books and records relating to any of the foregoing.

4.       ADMINISTRATION.

         4.1 LOCK BOXES AND BLOCKED ACCOUNTS. Borrower will, at its expense, establish (and revise from time to time as Lender may require) collection procedures acceptable to Lender, in Lender's sole discretion, for the collection of checks, wire transfers and other proceeds of Accounts ("ACCOUNT PROCEEDS"), which may include (i) directing all Account Debtors to send all such proceeds directly to a post office box designated by Lender either in the name of Borrower (but as to which Lender has exclusive access) or, at Lender's option, in the name of




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Lender (a "LOCK BOX") or (ii) depositing all Account Proceeds received by
Borrower into one or more bank accounts maintained for Lender's benefit (each, a "BLOCKED ACCOUNT"), under an arrangement acceptable to Lender with a depository bank acceptable to Lender, pursuant to which all funds deposited into each Blocked Account are to be transferred to Lender in such manner, and with such frequency, as Lender shall specify or (iii) a combination of the foregoing. Borrower agrees to execute, and to cause its depository banks to execute, such Lock Box and Blocked Account agreements and other documentation as Lender shall require from time to time in connection with the foregoing. However, Lender has no present intention of requiring Borrower to alter the Lock Box arrangement in place on the date of this Agreement absent (A) the occurrence of a Default or Event of Default, (B) Lender's determination that the existing arrangement is not working in a satisfactory manner, or (C) Lender's determination that some other change in circumstances has made the establishment of a Lock Box desirable.

         4.2 REMITTANCE OF PROCEEDS. Except as provided in Section 4.1, all proceeds arising from the sale or other disposition of any Collateral shall be delivered, in kind, by Borrower to Lender in the original form in which received by Borrower not later than the following Business Day after receipt by Borrower. Until so delivered to Lender, Borrower shall hold such proceeds separate and apart from Borrower's other funds and property in an express trust for Lender. Nothing in this Section 4.2 shall limit the restrictions on disposition of Collateral set forth elsewhere in this Agreement.

         4.3 APPLICATION OF PAYMENTS. Prior to the occurrence of a Default or an Event of Default, Lender shall apply all cash and non-cash proceeds of Collateral or other payments received with respect to the Obligations (i) first, to any of the Obligations then due and owing, consisting of interest, fees and costs, (ii) second, to any of the Obligations then due and owing, consisting of principal, and (iii) third, to Obligations under the Revolving Loans consisting of principal; and after payment of the Revolving Loans in full, Lender shall remit all cash proceeds of the Collateral received by it to Borrower unless and until such time as any of the Obligations become due and owing or any Obligations consisting of outstanding principal under the Revolving Loans exist, at which time such proceeds shall be applied to the Obligations in the order set forth in this Section 4.3 above. After the occurrence and during the continuance of a Default or an Event of Default, Lender may, in its sole discretion, apply, reverse and re-apply all cash and non-cash proceeds of Collateral or other payments received with respect to the Obligations, in such order and manner as Lender shall determine, whether or not the Obligations are due. For purposes of determining Availability, such amounts will be credited to the Loan Account and the Collateral balances to which they relate upon Lender's receipt of advice from Lender's Bank (set forth in Section 11 of Schedule A) that such items have been credited to Lender's account at Lender's Bank (or upon Lender's deposit thereof at Lender's Bank in the case of payments received by Lender in kind), in each case subject to final payment and collection. However, for purposes of computing interest on the



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Obligations, such items shall be deemed applied by Lender two Business Days after Lender's receipt of advice of deposit thereof at Lender's Bank.

         4.4 NOTIFICATION; VERIFICATION. Lender or its designee may, from time to time, whether or not a Default or Event of Default has occurred: (i) verify directly with the Account Debtors the validity, amount and other matters relating to the Accounts and Chattel Paper, by means of mail, telephone or otherwise, either in the name of Borrower or Lender or such other name as Lender may choose; and (ii) notify Account Debtors that Lender has a security interest in the Accounts and that payment thereof is to be made directly to Lender, PROVIDED that prior to the occurrence of a Default or Event of Default, Lender shall use good faith efforts, over a period not to exceed three business days, to obtain Borrower's approval of the form of such notice, BUT PROVIDED FURTHER, that if it has not obtained such approval within such period, Lender shall be entitled to provide such notice without Borrower's approval. Lender or its designee may, from time to time, after the occurrence of a Default or Event of Default, demand, collect or enforce payment of any Accounts and Chattel Paper (but without any duty to do so).

         4.5 POWER OF ATTORNEY. Borrower hereby grants to Lender an irrevocable power of attorney, coupled with an interest, authorizing and permitting Lender (acting through any of its officers, employees, attorneys or agents), at any time (whether or not a Default or Event of Default has occurred and is continuing, except as expressly provided below), at Lender's option, but without obligation, with or without notice to Borrower, and at Borrower's expense, to do any or all of the following, in Borrower's name or otherwise: (i) execute on behalf of Borrower any documents that Lender may, in its sole discretion, deem advisable in order to perfect and maintain Lender's security interests in the Collateral, to exercise a right of Borrower or Lender, or to fully consummate all the transactions contemplated by this Agreement and the other Loan Documents (including such financing statements and continuation financing statements, and amendments thereto, as Lender shall deem necessary or appropriate) and to file as a financing statement any copy of this Agreement or any financing statement signed by Borrower; (ii) after the occurrence and during the continuance of a Default or Event of Default, execute on behalf of Borrower any document exercising, transferring or assigning any option to purchase, sell or otherwise dispose of or lease (as lessor or lessee) any real or personal property which is part of the Collateral or in which Lender has an interest; (iii) after the occurrence and during the continuance of a Default or Event of Default, execute on behalf of Borrower any invoices relating to any Accounts, any draft against any Account Debtor, any proof of claim in bankruptcy, any notice of Lien or claim, and any assignment or satisfaction of mechanic's, materialman's or other Lien; (iv) after the occurrence and during the continuance of a Default or Event of Default, execute on behalf of Borrower any notice to any Account Debtor; (v) receive and otherwise take control in any manner of any cash or non-cash items of payment or proceeds of Collateral; (vi) endorse Borrower's name on all checks and other forms of remittances received by Lender; (vii) pay, contest or settle any Lien (other than Permitted Liens which have not been enforced (or




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attempted to be enforced) against the Collateral), charge, encumbrance, security interest and adverse claim in or to any of the Collateral, or any judgment based thereon, or otherwise take any action to terminate or discharge the same; (viii) after the occurrence of a Default or Event of Default, grant extensions of time to pay, compromise claims relating to, and settle Accounts, Chattel Paper and General Intangibles for less than face value and execute all releases and other documents in connection therewith; (ix) pay any sums required on account of Borrower's taxes or to secure the release of any Liens therefor; (x) pay any amounts necessary to obtain, or maintain in effect, any of the insurance described in Section 5.12; (xi) settle and adjust, and give releases of, any insurance claim that relates to any of the Collateral and obtain payment therefor; (xii) instruct any third party having custody or control of any Collateral or books or records belonging to, or relating to, Borrower to give Lender the same rights of access and other rights with respect thereto as Lender has under this Agreement; and (xiii) after the occurrence of a Default or Event of Default, change the address for delivery of Borrower's mail and receive and open all mail addressed to Borrower. Any and all sums paid, and any and all costs, expenses, liabilities, obligations and reasonable attorneys' fees incurred, by Lender with respect to the foregoing shall be added to and become part of the Obligations, shall be payable on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations. Borrower agrees that Lender's rights under the foregoing power of attorney or any of Lender's other rights under this Agreement or the other Loan Documents shall not be construed to indicate that Lender is in control of the business, management or properties of Borrower.

         4.6 DISPUTES. Borrower shall promptly notify Lender, in its reports submitted to Lender with respect to the Collateral, of all disputes or claims relating to Accounts and Chattel Paper. Borrower will not, without Lender's prior written consent, compromise or settle any Account or Chattel Paper for less than the full amount thereof, grant any extension of time of payment of any Account or Chattel Paper, release (in whole or in part) any Account Debtor or other person liable for the payment of any Account or Chattel Paper or grant any credits, discounts, allowances, deductions, return authorizations or the like with respect to any Account or Chattel Paper; except that prior to the occurrence of an Event of Default, Borrower may take any of such actions in the ordinary course of its business, PROVIDED that Borrower reports the same to Lender in its next report submitted to Lender with respect to the Collateral.

         4.7 INVOICES. At Lender's request, Borrower will cause all invoices and statements which it sends to Account Debtors or other third parties to be marked, in a manner satisfactory to Lender, to reflect Lender's security interest therein.

         4.8 INVENTORY.

            (a) RETURNS. Provided that no Event of Default has occurred and is continuing, if any Account Debtor returns any Inventory to Borrower in the ordinary course of its business, Borrower will promptly determine the reason for such return and promptly issue a



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credit memorandum to the Account Debtor in the appropriate amount (and promptly send a copy of such credit memorandum to Lender upon Lender's request). After the occurrence of an Event of Default, Borrower will not accept any return without Lender's prior written consent. Upon Lender's demand, regardless of whether an Event of Default has occurred, Borrower will (i) hold the returned Inventory in trust for Lender; (ii) segregate all returned Inventory from all of Borrower's other property; (iii) conspicuously label the returned Inventory as Lender's property; and (iv) immediately notify Lender of the return of such Inventory, specifying the reason for such return, the location and condition of the returned Inventory and, at Lender's request, deliver such returned Inventory to Lender at an address specified by Lender.

            (b) OTHER COVENANTS. Borrower will not, without Lender's prior written consent, (i) store any Inventory with any warehouseman or other third party other than as set forth in Section 9(d) of Schedule A or (ii) sell any Inventory on a sale-or-return, guaranteed sale, consignment, or other contingent basis. All of the Inventory has been produced only in accordance with the Fair Labor Standards Act of 1938 and all rules, regulations and orders promulgated thereunder.

         4.9 ACCESS TO COLLATERAL, BOOKS AND RECORDS. Lender or its agents shall have the right to inspect the Collateral, and the right to examine and copy Borrower's books and records, at reasonable times, and on one Business Day's notice, prior to the occurrence of a Default or an Event of Default (PROVIDED, however, that prior to the occurrence of a Default or Event of Default, Lender shall use its best efforts to (but shall not be obligated to, or incur any liability to Borrower for its failure to) provide Borrower with three Business Day's notice), and at any time and with or without notice after the occurrence of a Default or an Event of Default, Lender or its agents shall have the right to inspect the Collateral, and the right to examine and copy Borrower's books and records. Lender shall take reasonable steps to keep confidential all information obtained in any such inspection or examination, but Lender shall have the right to disclose any such information to its auditors, regulatory agencies, attorneys and participants, and pursuant to any subpoena or other legal process. Borrower agrees to give Lender access to any or all of Borrower's premises to enable Lender to conduct such inspections and examinations. Such inspections and examinations shall be at Borrower's expense and the charge therefor shall be $750 per person per day (or such higher amount as shall represent Lender's then current standard charge), plus reasonable out-of-pocket expenses. After the occurrence of an Event of Default, Lender may, at Borrower's expense, use Borrower's personnel, computer and other equipment, programs, printed output and computer readable media, supplies and premises for the collection, sale or other disposition of Collateral to the extent Lender, in its sole discretion, deems appropriate. Borrower hereby irrevocably authorizes all accountants and third parties to disclose and deliver to Lender, at Borrower's expense, all financial information, books and records, work papers, management reports and other information in their possession regarding Borrower. Borrower will not enter into any agreement with any accounting firm, service bureau or third party to store Borrower's



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books or records at any location other than Borrower's Address without first obtaining Lender's written consent (which consent may be conditioned upon such accounting firm, service bureau or other third party agreeing to give Lender the same rights with respect to access to books and records and related rights as Lender has under this Agreement).

5.       REPRESENTATIONS, WARRANTIES AND COVENANTS.

         To induce Lender to enter into this Agreement, Borrower represents, warrants and covenants as follows (it being understood that (i) each such representation and warranty will be deemed remade as of the date on which each Loan is made and each Credit Accommodation is provided and shall not be affected by any knowledge of, or any investigation by, Lender, and (ii) the accuracy of each such representation, warranty and covenant will be a condition to each Loan and Credit Accommodation):

         5.1 EXISTENCE AND AUTHORITY. Borrower is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation. Borrower is qualified and licensed to do business in all jurisdictions in which any failure to do so would have a material adverse effect on Borrower. The execution, delivery and performance by Borrower of this Agreement and all of the other Loan Documents have been duly and validly authorized, do not violate Borrower's articles or certificate of incorporation, by-laws or other organizational documents, or any law or any agreement or instrument or any court order which is binding upon Borrower or its property, do not constitute grounds for acceleration of any indebtedness or obligation under any agreement or instrument which is binding upon Borrower or its property, and do not require the consent of any Person. This Agreement and such other Loan Documents have been duly executed and delivered by, and are enforceable against, Borrower, and all other Obligors who have signed them, in accordance with their respective terms. Sections 9(g) and 9(h) of Schedule A set forth all Persons holding more than five percent (5%) of the common stock of Borrower and the names and ownership of Borrower's Subsidiaries as of the date of this Agreement. Borrower has no shares of preferred stock outstanding other than 120,000 shares of its Cumulative Convertible Preferred Stock, Series F, with a stated value of $100 per share.

         5.2 NAME; TRADE NAMES AND STYLES. The name of Borrower set forth in the heading to this Agreement is its correct and complete legal name as of the date hereof. Listed in Sections 9(a), 9(b) and 9(c) of Schedule A are all prior names of Borrower and all of Borrower's present and prior trade names. Borrower shall give Lender at least thirty days' prior written notice before changing its name or doing business under any other name. Borrower has complied with all laws relating to the conduct of business under a fictitious business name. Borrower represents and warrants that (i) each trade name does not refer to another corporation or other legal entity; (ii) all Accounts invoiced under any such trade names are owned exclusively by Borrower and are subject to the security interest of Lender



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and the other terms of this Agreement and (iii) all schedules of Accounts, including any sales made or services rendered using any trade name shall show Borrower's name as assignor.

         5.3 TITLE TO COLLATERAL; PERMITTED LIENS. Borrower has good and marketable title to the Collateral. The Collateral now is and will remain free and clear of any and all liens, charges, security interests, encumbrances (including, without limitation, equipment leases under which Borrower is the lessor) and adverse claims, except for Permitted Liens. Lender now has, and will continue to have, a first-priority perfected and enforceable security interest in all of the Collateral, subject only to the Permitted Liens, and Borrower will at all times defend Lender and the Collateral against all claims of others. None of the Collateral which is Equipment and which is not a fixture as of the date of this Agreement (other than (i) Equipment hereafter acquired by Borrower with financing provided by a Person other than Lender and which Borrower intends to become a fixture and (ii) items of Equipment, with an original cost not to exceed $100,000 in the aggregate, hereafter acquired by Borrower with Revolving Loans and which Borrower intends to become fixtures) will be hereafter affixed to any real property in such a manner, or with such intent, as to become a fixture. Except for leases or subleases as to which Borrower has delivered to Lender a landlord's waiver in form and substance satisfactory to Lender, Borrower is not, as of the date of this Agreement, a lessee or sublessee under any real property lease or sublease pursuant to which the lessor or sublessor may obtain any rights in any of the Collateral, and no such lease or sublease now prohibits, restrains, impairs or conditions, or will prohibit, restrain, impair or condition, Borrower's right to remove any Collateral from the premises. Borrower shall not permit any Collateral to be located upon premises in which any third party has an interest (whether as owner, mortgagee, beneficiary under a deed of trust, lien or otherwise), unless Borrower has caused each such third party to execute and deliver to Lender, in form and substance acceptable to Lender, such waivers and subordinations as Lender shall specify, so as to ensure that Lender's rights in the Collateral are, and will continue to be, superior to the rights of any such third party; PROVIDED, that notwithstanding the foregoing Borrower may temporarily allow items of Equipment to be located on such premises for repair in the ordinary course of Borrower's business as long as, (A) no Default or Event of Default exists, and (B) if at any time such items of Equipment have a value in excess of $25,000 in the aggregate, Borrower has provided Lender with written notice of all such items of Equipment and the locations thereof; and PROVIDED FURTHER, that notwithstanding the foregoing Borrower may allow items of Inventory to be located on such premises as long as, (A) no Default or Event of Default exists or would be caused by the locating of Inventory on such premises, (B) such items of Inventory at no time have a value in excess of $25,000 in the aggregate, and (C) Borrower has provided Lender with written notice of all such items of Inventory (all of which Inventory shall be ineligible for borrowing purposes) and the locations thereof. Borrower will keep in full force and effect, and will comply with all the terms of, any lease of real property where any of the Collateral now or in the future may be located.




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         5.4 ACCOUNTS AND CHATTEL PAPER. As of each date reported by Borrower, all Accounts which Borrower has reported to Lender as being Eligible Accounts comply in all respects with the criteria for eligibility established by Lender and in effect at such time. All Accounts and Chattel Paper are genuine and in all respects what they purport to be, arise out of a completed, bona fide and unconditional and non-contingent sale and delivery of goods or rendition of services by Borrower in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto, each Account Debtor thereunder had the capacity to contract at the time any contract or other document giving rise to such Accounts and Chattel Paper were executed, and the transactions giving rise to such Accounts and Chattel Paper comply with all applicable laws and governmental rules and regulations.

         5.5 INVESTMENT PROPERTY. Borrower will take any and all actions reasonably requested by Lender, or as may be required, from time to time, to (i) cause Lender to obtain exclusive control of any Investment Property in a manner acceptable to Lender and (ii) obtain from any issuers of Investment Property and such other Persons as Lender shall specify, for the benefit of Lender, written confirmation of Lender's exclusive control over such Investment Property and take such other actions as Lender may request to perfect Lender's security interest in such Investment Property. For purposes of this Section 5.5, Lender shall have exclusive control of Investment Property if (A) such Investment Property consists of certificated securities and Borrower delivers such certificated securities to Lender (with appropriate endorsements if such certificated securities are in registered form); (B) such Investment Property consists of uncertificated securities and either (x) Borrower delivers such uncertificated securities to Lender or (y) the issuer thereof agrees, pursuant to documentation in form and substance satisfactory to Lender, that it will comply with instructions originated by Lender without further consent by Borrower, and (C) such Investment Property consists of security entitlements and either (x) Lender becomes the entitlement holder thereof or (y) the appropriate securities intermediary agrees, pursuant to documentation in form and substance satisfactory to Lender, that it will comply with entitlement orders originated by Lender without further consent by Borrower.

         5.6 PLACE OF BUSINESS; LOCATION OF COLLATERAL. Borrower's Address is Borrower's chief executive office and the location of its books and records. In addition, except as provided in the immediately following sentence, Borrower has places of business and Collateral located only at the locations set forth on Sections 9(d) and 9(e) of Schedule A. Borrower will give Lender at least thirty days' prior written notice before opening any additional place of business, changing its chief executive office or the location of its books and records, or moving any of the Collateral to a location other than Borrower's Address or one of the locations set forth in Sections 9(d) and 9(e) of Schedule A, and will execute and deliver all financing statements and other agreements, instruments and documents which Lender shall require as a result thereof.




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         5.7 FINANCIAL CONDITION, STATEMENTS AND REPORTS. All financial statements delivered to Lender by or on behalf of Borrower have been prepared in conformity with GAAP and completely and fairly reflect the financial condition of Borrower, at the times and for the periods therein stated, PROVIDED, that financial statements delivered to Lender under Section 5.13(c) may be subject to year-end adjustments and need not contain notes. Between the last date covered by any such financial statement provided to Lender and the date hereof (or, with respect to the remaking of this representation in connection with the making of any Loan or the providing of any Credit Accommodation, the date such Loan is made or such Credit Accommodation is provided), there has been no material adverse change in the financial condition or business of Borrower. Borrower is solvent and able to pay its debts as they come due, and has sufficient capital to carry on its business as now conducted and as proposed to be conducted. All schedules, reports and other information and documentation delivered by Borrower to Lender with respect to the Collateral are, or will be, when delivered, true, correct and complete as of the date delivered or the date specified therein.

         5.8 TAX RETURNS AND PAYMENTS; PENSION CONTRIBUTIONS. Borrower has timely filed all tax returns and reports required by applicable law, has timely paid all applicable taxes, assessments, deposits and contributions owing by Borrower and will timely pay all such items in the future as they became due and payable. Borrower may, however, defer payment of any contested taxes; PROVIDED, that Borrower (i) in good faith contests Borrower's obligation to pay such taxes by appropriate proceedings promptly and diligently instituted and conducted;
(ii) notifies Lender in writing of the commencement of, and any material development in, the proceedings; (iii) posts bonds or takes any other steps required to keep the contested taxes from becoming a Lien upon any of the Collateral; and (iv) maintains adequate reserves therefor in conformity with GAAP. Borrower is unaware of any claims or adjustments proposed for any of Borrower's prior tax years which could result in additional taxes becoming due and payable by Borrower. Borrower has paid, and shall continue to pay, all amounts necessary to fund all present and future pension, profit sharing and deferred compensation plans in accordance with their terms, and Borrower has not withdrawn from participation in, permitted partial or complete termination of, or permitted the occurrence of any other event with respect to, any such plan which could result in any liability of Borrower, including any liability to the Pension Benefit Guaranty Corporation or any other governmental agency.

         5.9 COMPLIANCE WITH LAWS. Borrower has complied in all material respects with all provisions of all applicable laws and regulations, including those relating to Borrower's ownership of real or personal property, the conduct and licensing of Borrower's business, the payment and withholding of taxes, ERISA and other employee matters, safety and environmental matters.

         5.10 LITIGATION. Section 9(f) of Schedule A discloses all claims, proceedings, litigation or investigations pending or (to the best of Borrower's knowledge) threatened against Borrower. There is no claim, suit, litigation, proceeding or investigation pending or (to the



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best of Borrower's knowledge) threatened by or against Borrower in any court or before any governmental agency (or any basis therefor known to Borrower) which may result, either separately or in the aggregate, in any material adverse change in the financial condition or business of Borrower, or in any material impairment in the ability of Borrower to carry on its business in substantially the same manner as it is now being conducted. To the best of Borrower's knowledge, there is no claim, suit, litigation, proceeding or investigation, to which Borrower is not (or will not be) a party, pending or threatened in any court or before any governmental agency which could reasonably be expected to cause, any material adverse change in the financial condition or business of Borrower or any material impairment in the ability of Borrower to carry on its business in substantially the same manner as it is now being conducted. Borrower will promptly inform Lender in writing of any claim, proceeding, litigation or investigation in the future threatened or instituted by or against Borrower other than (i) worker's compensation claims to the extent fully covered by insurance (subject to applicable deductibles), (ii) claims brought by individuals who took fenfluramine and phentermine hydrochloride in combination to the extent fully covered by insurance, and (iii) other claims not exceeding $50,000 in the aggregate.

         5.11 USE OF PROCEEDS. All proceeds of all Loans will be used solely for lawful business purposes.

         5.12 INSURANCE. Borrower will at all times carry property, liability and other insurance, with insurers acceptable to Lender, in such form and amounts, and with such deductibles and other provisions, as Lender shall require, and Borrower will provide evidence of such insurance to Lender, so that Lender is satisfied that such insurance is, at all times, in full force and effect. Each property insurance policy shall name Lender as loss payee and shall contain a lender's loss payable endorsement in form acceptable to Lender, each liability insurance policy shall name Lender as an additional insured, and each business interruption insurance policy shall be collaterally assigned to Lender, all in form and substance satisfactory to Lender. All policies of insurance shall provide that they may not be cancelled or changed without at least thirty days' prior written notice to Lender, shall contain breach of warranty coverage, and shall otherwise be in form and substance satisfactory to Lender. Lender has reviewed the insurance of Borrower as in place on the date of this Agreement, and such insurance currently is acceptable to Lender, and Lender has no present intent to change Borrower's insurance requirements under this Section 5.12 absent the occurrence of (i) a Default or Event of Default, (ii) a change in the Collateral or Borrower's business, or (iii) some other change in circumstances resulting in Lender's determination that such insurance requirements should be changed. Upon receipt of the proceeds of any such insurance prior to the occurrence of a Default or an Event of Default, Lender shall apply such proceeds in reduction of the Obligations, (A) first, to any of the Obligations then due and owing, consisting of interest, fees and costs, (B) second, to any of the Obligations then due and owing, consisting of principal, (C) third, (1) to the extent that such insurance proceeds relate to a casualty involving an item of Eligible Equipment, to the Obligations consisting of




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the principal amount of the Equipment Advance not yet due and owing, in an amount up to the currently outstanding amount advanced against such item of Eligible Equipment (as determined by Lender in good faith), (2) to the extent that such insurance proceeds relate to a casualty involving Eligible Real Property, to the Obligations consisting of the principal amount of the Real Property Advance not yet due and owing, (3) to the extent that such insurance proceeds relate to a casualty involving an item of Capital Expenditure Equipment, to the Obligations consisting of the principal amount of the Capital Expenditure Advance not yet due and owing, in an amount up to the currently outstanding amount advanced against such item of Capital Expenditure Equipment (as determined by Lender in good faith), and (4) otherwise, to Obligations under the Revolving Loans consisting of principal; and after payment of the Revolving Loans in full, Lender shall remit all such insurance proceeds received by it to Borrower unless and until such time as any of the Obligations become due and owing or any Obligations consisting of principal under the Revolving Loans exist, at which time such insurance proceeds shall be applied to the Obligations in the order set forth in this Section 5.12 above. Upon receipt of the proceeds of any such insurance after the occurrence and during the continuance of a Default or an Event of Default, Lender shall apply such proceeds in reduction of the Obligations as Lender shall determine in its sole discretion, whether or not the Obligations are due. Borrower will promptly deliver to Lender copies of all reports made to insurance companies.

         5.13 FINANCIAL AND COLLATERAL REPORTS. Borrower has kept and will keep adequate records and books of account with respect to its business activities and the Collateral in which proper entries are made in accordance with GAAP reflecting all its financial transactions, and will cause to be prepared and furnished to Lender the following (all to be prepared in accordance with GAAP, unless Borrower's certified public accountants concur in any change therein and such change is disclosed to Lender, and PROVIDED that financial statements delivered to Lender under Section 5.13(c) may be subject to year-end adjustments and need not contain notes):

            (a) COLLATERAL REPORTS. On or before the fifteenth day of each month, an aging of Borrower's Accounts, Chattel Paper and notes receivable, and weekly Inventory reports, all in such form, and together with such additional certificates, schedules and other information with respect to the Collateral or the business of Borrower or any Obligor, as Lender shall request; PROVIDED, that Borrower's failure to execute and deliver the same shall not affect or limit Lender's security interests and other rights in any of the Accounts, nor shall Lender's failure to advance or lend against a specific Account affect or limit Lender's security interest and other rights therein. Together with each such schedule, Borrower, at Lender's request, shall furnish Lender with copies (or, at Lender's request, duplicate originals) of all contracts, orders, invoices, and other similar documents, and all original shipping instructions, delivery receipts, bills of lading, and other evidence of delivery, for any goods the sale or disposition of which gave rise to such Accounts, and Borrower warrants the genuineness of all of the foregoing. In addition, Borrower shall deliver to Lender the originals of all Instruments,



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Chattel Paper, security agreements, guaranties and other documents and property evidencing or securing any Accounts, immediately upon receipt thereof and in the same form as received, with all necessary endorsements. Lender may destroy or otherwise dispose of all documents, schedules and other papers delivered to Lender pursuant to this Agreement (other than originals of contracts, orders, invoices, other similar documents, shipping instructions, delivery receipts, bills of lading, other evidence of the delivery of Goods, and Instruments, Chattel Paper, security agreements, guaranties and other documents and property evidencing or securing any Accounts) six months after Lender receives them, unless Borrower requests their return in writing in advance and arranges for their return to Borrower at Borrower's expense.

            (b) ANNUAL STATEMENTS. Not later than ninety days after the close of each fiscal year of Borrower, unqualified (except for a qualification for a change in accounting principles with which the accountant concurs) (i) audited financial statements of Borrower and its Subsidiaries as of the end of such year, on a consolidated basis, certified by a firm of independent certified public accountants of recognized standing selected by Borrower but reasonably acceptable to Lender, together with a copy of any management letter issued in connection therewith and an executed letter from Borrower to such accountants indicating that Lender is relying on such financial statements and (ii) unaudited consolidating schedules of Borrower and its Subsidiaries as of the end of such year, certified by the principal financial officer of Borrower as prepared in accordance with GAAP;

            (c) INTERIM STATEMENTS. Not later than fifteen business days after the end of each month hereafter (but twenty-five business days after the end of each January hereafter), including the last month of Borrower's fiscal year, unaudited interim financial statements (including, without limitation, cash flow statements) of Borrower and its Subsidiaries as of the end of such month and of the portion of Borrower's fiscal year then elapsed, on a consolidated basis, certified by the principal financial officer of Borrower as prepared in accordance with GAAP and fairly presenting the consolidated financial position and results of operations of Borrower and its Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

            (d) PROJECTIONS, ETC. Such business projections, Availability projections, business plans, budgets and cash flow statements for Borrower and its Subsidiaries as Lender shall request from time to time. Absent the existence of a Default or Event of Default, Lender presently intends only to request that Borrower provide it, not later than 30 days after the close of each fiscal year, with the documents described in this Section 5.13(d) for the following fiscal year (broken down on a quarterly basis);

            (e) SHAREHOLDER REPORTS, ETC. Promptly after the sending or filing thereof, as the case may be, copies of any proxy statements, financial statements or reports which Borrower has made available to its shareholders and copies of any regular, periodic and special reports or registration statements which Borrower files with the Securities and



                                      -17-
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Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;

            (f) ERISA REPORTS. Upon request by Lender, copies of any annual report to be filed pursuant to the requirements of ERISA in connection with each plan subject thereto; and

            (g) OTHER INFORMATION. Such other data and information (financial and otherwise) as Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or Borrower's and each of its Subsidiary's financial condition or results of operations.

         5.14 LITIGATION COOPERATION. Should any third-party suit or proceeding be instituted by or against Lender with respect to any Collateral or in any manner relating to Borrower, Borrower shall, without expense to Lender, make available Borrower and its officers, employees and agents, and Borrower's books and records, without charge, to the extent that Lender may deem them reasonably necessary in order to prosecute or defend any such suit or proceeding.

         5.15 MAINTENANCE OF COLLATERAL, ETC. Borrower will maintain all of its Equipment in good working condition, ordinary wear and tear excepted, and Borrower will not use the Collateral for any unlawful purpose. Borrower will immediately advise Lender in writing of any material loss or damage to the Collateral and of any investigation, action, suit, proceeding or claim relating to the Collateral or which may result in an adverse impact upon Borrower's business, assets or financial condition.

         5.16 NOTIFICATION OF CHANGES. Borrower will promptly notify Lender in writing of any change in its officers or directors, the opening of any new bank account or other deposit account, or any material adverse change in the business or financial affairs of Borrower or the existence of any circumstance which would make any representation or warranty of Borrower untrue in any material respect or constitute a material breach of any covenant of Borrower.

         5.17 FURTHER ASSURANCES. Borrower agrees, at its expense, to take all actions, and execute or cause to be executed and delivered to Lender all promissory notes, security agreements, agreements with landlords, mortgagees and processors and other bailees, subordination and intercreditor agreements and other agreements, instruments and documents as Lender may request from time to time, to perfect and maintain Lender's security interests in the Collateral and to fully effectuate the transactions contemplated by this Agreement.

         5.18 NEGATIVE COVENANTS. Except as set forth in Section 13 of Schedule A or as otherwise permitted by this Agreement and the other Loan Documents, Borrower will not, without Lender's prior written consent, (i) merge or consolidate with another Person, form any new Subsidiary or acquire any interest in any Person; (ii) acquire any assets except in the ordinary course of business; (iii) enter into any transaction outside the ordinary course of




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business; (iv) sell or transfer any Collateral or other assets, except that
Borrower may sell finished goods Inventory in the ordinary course of its business; (v) make any loans to, or investments in, any Affiliate or other Person in the form of money or other assets; (vi) incur any debt outside the ordinary course of business; (vii) guaranty or otherwise become liable with respect to the obligations of another party or entity; (viii) pay or declare any dividends or other distributions on Borrower's stock, if Borrower is a corporation (except for dividends payable solely in capital stock of Borrower) or with respect to any equity interests, if Borrower is not a corporation; (ix) redeem, retire, purchase or otherwise acquire, directly or indirectly, any of Borrower's capital stock or other equity interests; (x) make any change in Borrower's capital structure; (xi) dissolve or elect to dissolve; (xii) pay any principal or interest on any indebtedness owing to an Affiliate, (xiii) enter into any transaction with an Affiliate other than on arms-length terms; or (xiv) agree to do any of the foregoing.

         5.19 FINANCIAL COVENANTS.

            (a) CAPITAL EXPENDITURES. Borrower will not expend or commit to expend, directly or indirectly, for capital expenditures (including capital lease obligations) in excess of the amount set forth in Section 8(a) of Schedule A as the Capital Expenditure Limitation in any fiscal year without Lender's prior written consent.

            (b) NET WORTH. Borrower will at all times maintain a net worth of at least the amount set forth in Section 8(b) of Schedule A.

            (c) TANGIBLE NET WORTH. Borrower will at all times maintain a minimum tangible net worth of at least the amount set forth in Section 8(c) of Schedule A.

            (d) WORKING CAPITAL. Borrower will at all times maintain working capital of at least the amount set forth in Section 8(d) of Schedule A.

            (e) NET LOSSES. Borrower will not permit its cumulative net loss to exceed the amount set forth in Section 8(e) of Schedule A.

            (f) NET INCOME. Borrower will not permit its cumulative net income to be less than the amount set forth in Section 8(f) of Schedule A.

            (g) LEVERAGE. Borrower will not permit the ratio of its total liabilities to its net worth to exceed, at any time, the ratio set forth in
Section 8(g) of Schedule A.

            (h) OTHER FINANCIAL COVENANTS. Borrower will comply with any additional financial covenants set forth in Section 8(j) of Schedule A.

         5.20 YEAR 2000 COMPLIANCE. Borrower has (i) initiated a review and assessment of all areas within its and each of its Affiliates' business and operations (including those affected by suppliers and vendors) that could be materially and adversely affected by the "YEAR 2000



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PROBLEM" (that is, the risk that computer applications used by Borrower or any of its Affiliates (or its suppliers and vendors) may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), (ii) developed a plan and timeline for addressing the Year 2000 Problem on a timely basis, and (iii) to date, implemented that plan in accordance with that timetable. Borrower reasonably believes that all computer applications (including those of its suppliers and vendors) that are material to its or any of its Affiliates' business and operations will on a timely basis be able to perform properly date-sensitive functions for all dates before and after January 1, 2000 (that is, be "YEAR 2000 COMPLIANT"), except to the extent that a failure to do so could not reasonably be expected to have a material adverse effect on Borrower's business or operations or on the condition or value of the Collateral (a "MATERIAL ADVERSE EFFECT"). Borrower will promptly notify Lender in the event Borrower discovers or determines that any computer application (including those of its suppliers and vendors) that is material to its or any of its Affiliates' business and operations will not be Year 2000 compliant on a timely basis, except to the extent that such failure could not reasonably be expected to have a Material Adverse Effect.

         6. RELEASE AND INDEMNITY.

         6.1 RELEASE. Borrower hereby releases Lender and its Affiliates and their respective directors, officers, employees, attorneys and agents and any other Person affiliated with or representing Lender (the "RELEASED PARTIES") from any and all liability arising from acts or omissions under or pursuant to this Agreement, whether based on errors of judgment or mistake of law or fact, except for those arising from gross negligence or willful misconduct. However, in no circumstance will any of the Released Parties be liable for lost profits or other special or consequential damages. Such release is made on the date hereof and remade upon each request for a Loan or Credit Accommodation by Borrower. Without limiting the foregoing, and except as provided above:

            (a) Lender shall not be liable for (i) any shortage or discrepancy in, damage to, or loss or destruction of, any goods, the sale or other disposition of which gave rise to an Account; (ii) any error, act, omission, or delay of any kind occurring in the settlement, failure to settle, collection or failure to collect any Account; (iii) settling any Account in good faith for less than the full amount thereof; or (iv) any of Borrower's obligations under any contract or agreement giving rise to an Account; and

            (b) In connection with Credit Accommodations or any underlying transaction, Lender shall not be responsible for the conformity of any goods to the documents presented, the validity or genuineness of any documents, delay, default or fraud by Borrower, shippers and/or any other Person. Borrower agrees that any action taken by Lender, if taken in good faith, or any action taken by an issuer of any Credit Accommodation, under or in connection with any Credit Accommodation, shall be binding on Borrower and shall not create any resulting liability to Lender. In furtherance thereof, Lender shall have the full right and authority to clear and resolve any questions of non-compliance of documents, to give any



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instructions as to acceptance or rejection of any documents or goods, to execute for Borrower's account any and all applications for steamship or airway guaranties, indemnities or delivery orders, to grant any extensions of the maturity of, time of payment for, or time of presentation of, any drafts, acceptances or documents, and to agree to any amendments, renewals, extensions, modifications, changes or cancellations of any of the terms or conditions of any of the Credit Accommodations or applications and other documentation pertaining thereto.

         6.2 INDEMNITY. Borrower hereby agrees to indemnify the Released Parties and hold them harmless from and against any and all claims, debts, liabilities, demands, obligations, actions, causes of action, penalties, costs and expenses (including reasonable attorneys' fees), of every nature, character and description, which the Released Parties may sustain or incur based upon or arising out of any of the transactions contemplated by this Agreement or the other Loan Documents or any of the Obligations, including any transactions or occurrences relating to the issuance of any Credit Accommodation, the Collateral relating thereto, any drafts thereunder and any errors or omissions relating thereto (including any loss or claim due to any action or inaction taken by the issuer of any Credit Accommodation) (and for this purpose any charges to Lender by any issuer of Credit Accommodations shall be conclusive as to their appropriateness and may be charged to the Loan Account), or any other matter, cause or thing whatsoever occurred, done, omitted or suffered to be done by Lender relating to Borrower or the Obligations (except any such amounts sustained or incurred as the result of the gross negligence or willful misconduct of the Released Parties). Notwithstanding any provision in this Agreement to the contrary, the indemnity agreement set forth in this Section shall survive any termination of this Agreement.

7.       TERM.

         7.1 MATURITY DATE. Lender's obligation to make Loans and to provide Credit Accommodations under this Agreement shall initially continue in effect until the Initial Maturity Date set forth in Section 7 of Schedule A (the "INITIAL TERM"); PROVIDED, that such date shall automatically be extended (the Initial Maturity Date, as it may be so extended, being referred to as the "MATURITY DATE") for successive additional terms of one year each (each a "RENEWAL TERM"), unless one party gives written notice to the other, not less than sixty days prior to the Maturity Date, that such party elects not to extend the Maturity Date. This Agreement and the other Loan Documents and Lender's security interests in and Liens upon the Collateral, and all representations, warranties and covenants of Borrower contained herein and therein, shall remain in full force and effect after the Maturity Date until all of the monetary Obligations are indefeasibly paid in full.

         7.2 EARLY TERMINATION. Lender's obligation to make Loans and to provide Credit Accommodations under this Agreement may be terminated prior to the Maturity Date as follows: (i) by Borrower, effective thirty business days after written notice of termination is given to Lender or (ii) by Lender at any time after the occurrence of an Event of Default,



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without notice, effective immediately; PROVIDED, that if any Affiliate of
Borrower is also a party to a financing arrangement with Lender, no such early termination shall be effective unless such Affiliate simultaneously terminates its financing arrangement with Lender. If so terminated under this Section 7.2, Borrower shall pay to Lender (i) an early termination fee (the "EARLY TERMINATION FEE") in the amount set forth in Section 6(h) of Schedule A plus
(ii) any earned but unpaid Facility Fee. Such fee shall be due and payable on the effective date of termination and thereafter shall bear interest at a rate equal to the highest rate applicable to any of the Obligations. In addition, if Borrower so terminates and repays the Obligations without having provided Lender with at least thirty days' prior written notice thereof, an additional amount equal to thirty days of interest at the applicable Interest Rate(s), based on the average outstanding amount of the Obligations for the six month period immediately preceding the date of termination.

         7.3 PAYMENT OF OBLIGATIONS. On the Maturity Date or on any earlier effective date of termination, Borrower shall pay in full all Obligations, whether or not all or any part of such Obligations are otherwise then due and payable. Without limiting the generality of the foregoing, if, on the Maturity Date or on any earlier effective date of termination, there are any outstanding Credit Accommodations, then on such date Borrower shall provide to Lender cash collateral in an amount equal to 110% of the Credit Accommodation Balance to secure all of the Obligations (including estimated attorneys' fees and other expenses) relating to said Credit Accommodations or such greater percentage or amount as Lender reasonably deems appropriate, pursuant to a cash pledge agreement in form and substance satisfactory to Lender.

         7.4 EFFECT OF TERMINATION. No termination shall affect or impair any right or remedy of Lender or relieve Borrower of any of the Obligations until all of the monetary Obligations have been indefeasibly paid in full. Upon indefeasible payment and performance in full of all of the monetary Obligations (and the provision of cash collateral with respect to any Credit Accommodation Balance as required by Section 7.3) and termination of this Agreement, Lender shall promptly deliver to Borrower termination statements, requests for reconveyances and such other documents as may be reasonably required to terminate Lender's security interests in the Collateral.

8.       EVENTS OF DEFAULT AND REMEDIES.

         8.1 EVENTS OF DEFAULT. The occurrence of any of the following events shall constitute an "EVENT OF DEFAULT" under this Agreement, and Borrower shall give Lender immediate written notice thereof: (i) if any warranty, representation, statement, report or certificate made or delivered to Lender by Borrower or any of Borrower's officers, employees or agents is untrue or misleading; (ii) if Borrower fails to pay when due any principal or interest on any Loan or any other monetary Obligation; (iii) if Borrower breaches any covenant or obligation contained in this Agreement or any other Loan Document or fails to perform any other non-monetary Obligation; (iv) if any levy, assessment, attachment, seizure, lien or encumbrance



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(other than a Permitted Lien) is made or permitted to exist on all or any part of the Collateral and remains undischarged, unvacated, unbonded or unstayed for a period of ten (10) days; (v) if one or more judgments aggregating in excess of $100,000, or any injunction or attachment, is obtained against Borrower or any Obligor which remains unstayed for more than ten days or is enforced; (vi) (A) the occurrence of any default (not cured within any applicable cure period) under any financing agreement(s), security agreement(s) or other agreement(s), instrument(s) or document(s) involving obligations of Borrower aggregating in excess of $100,000 and executed and delivered by Borrower with, or in favor of, any Person other than Lender or (B) the occurrence of any default (not cured within any applicable cure period) under any financing agreement(s), security agreement(s) or other agreement(s), instrument(s) or document(s) executed and delivered by Borrower or any Affiliate of Borrower with, or in favor of, Lender or any Affiliate of Lender; (vii) the dissolution, death, termination of existence in good standing, insolvency or business failure or suspension or cessation of business as usual of Borrower or any Obligor (or of any general partner of Borrower or any Obligor if it is a partnership) or the appointment of a receiver, trustee or custodian for all or any part of the property of, or an assignment for the benefit of creditors by Borrower or any Obligor, or the commencement of any proceeding by Borrower or any Obligor under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect, or if Borrower makes or sends a notice of a bulk transfer or calls a meeting of its creditors; (viii) the commencement of any proceeding against Borrower or any Obligor under any reorganization, bankruptcy, insolvency, arrangement, readjustment of debt, dissolution or liquidation law or statute of any jurisdiction, now or in the future in effect; (ix) the actual or attempted revocation or termination of, or limitation or denial of liability upon, any guaranty of the Obligations, or any security document securing the Obligations, by any Obligor; (x) if Borrower makes any payment on account of any indebtedness or obligation which has been subordinated to the Obligations other than as permitted in the applicable subordination agreement, or if any Person who has subordinated such indebtedness or obligations attempts to limit or terminate its subordination agreement; (xi) if there is any actual or threatened indictment of Borrower or any Obligor under any criminal statute or commencement or threatened commencement of criminal or civil proceedings against Borrower or any Obligor, pursuant to which the potential penalties or remedies sought or available include forfeiture of any property of Borrower or such Obligor; (xii) if there is any change in the chief executive officer, chief operating officer or chief financial officer of Borrower (except such a change resulting from such an officer's death if such office is filled within sixty days of such death by a Person whose professional qualifications are equal to or greater than were the professional qualifications of such officer); or (xiii) if an Event of Default occurs under any Loan and Security Agreement between Lender and an Affiliate of Borrower; PROVIDED, that any breach of the foregoing clauses (i)-(xiii) of this
Section 8.1 above (other than (A) a breach of clause (ii) of this Section 8.1 above, (B) a breach resulting from Borrower's fraud, dishonesty or other willful misconduct, or (C) a breach which is incapable of being timely cured (as determined by Lender in good faith)) shall not constitute an Event of Default unless such



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breach is not cured within (1) three days after the occurrence of such breach
(if Borrower knew, or could reasonably have been expected to know, of such breach) or (2) three days after Borrower's receipt of telephonic or other notice from Lender of such breach (if Borrower neither knew, nor could reasonably have been expected to know, of such breach).

         8.2 REMEDIES. Upon the occurrence and during the continuance of any Default, Lender, at its option, may cease making Loans or otherwise extending credit to Borrower under this Agreement or any other Loan Document. Upon the occurrence of any Event of Default, and at any time thereafter, Lender, at its option, and without notice or demand of any kind (all of which are hereby expressly waived by Borrower), may do any one or more of the following: (i) cease making Loans or otherwise extending credit to Borrower under this Agreement or any other Loan Document; (ii) accelerate and declare all or any part of the Obligations to be immediately due, payable and performable, notwithstanding any deferred or installment payments allowed by any instrument evidencing or relating to any of the Obligations; (iii) take possession of any or all of the Collateral wherever it may be found, and for that purpose Borrower hereby authorizes Lender, without judicial process, to enter onto any of Borrower's premises without interference to search for, take possession of, keep, store, or remove any of the Collateral, and remain (or cause a custodian to remain) on the premises in exclusive control thereof, without charge for so long as Lender deems it reasonably necessary in order to complete the enforcement of its rights under this Agreement or any other agreement; PROVIDED, that if Lender seeks to take possession of any of the Collateral by court process, Borrower hereby irrevocably waives (A) any bond and any surety or security relating thereto required by law as an incident to such possession, (B) any demand for possession prior to the commencement of any suit or action to recover possession thereof and (C) any requirement that Lender retain possession of, and not dispose of, any such Collateral until after trial or final judgment;
(iv) require Borrower to assemble any or all of the Collateral and make it available to Lender at one or more places designated by Lender which are reasonably convenient to Lender and Borrower, and to remove the Collateral to such locations as Lender may deem advisable; (v) complete the processing, manufacturing or repair of any Collateral prior to a disposition thereof and, for such purpose and for the purpose of removal, Lender shall have the right to use Borrower's premises, vehicles and other Equipment and all other property without charge; (vi) sell, lease or otherwise dispose of any of the Collateral, in its condition at the time Lender obtains possession of it or after further manufacturing, processing or repair, at one or more public or private sales, in lots or in bulk, for cash, exchange or other property, or on credit (a "SALE"), and to adjourn any such Sale from time to time without notice other than oral announcement at the time scheduled for Sale (and, in connection therewith, (A) Lender shall have the right to conduct such Sale on Borrower's premises without charge, for such times as Lender deems reasonable, on Lender's premises, or elsewhere, and the Collateral need not be located at the place of Sale; (B) Lender may directly or through any of its Affiliates purchase or lease any of the Collateral at any such public disposition, and if permissible under applicable law, at any private disposition and (C) any Sale of Collateral shall not relieve Borrower of any liability Borrower may have if any




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Collateral is defective as to title, physical condition or otherwise at the time of sale); (vii) demand payment of and collect any Accounts, Chattel Paper, Instruments and General Intangibles included in the Collateral and, in connection therewith, Borrower irrevocably authorizes Lender to endorse or sign Borrower's name on all collections, receipts, Instruments and other documents, to take possession of and open mail addressed to Borrower and remove therefrom payments made with respect to any item of Collateral or proceeds thereof and, in Lender's sole discretion, to grant extensions of time to pay, compromise claims and settle Accounts, General Intangibles and the like for less than face value; and (viii) demand and receive possession of any of Borrower's federal and state income tax returns and the books and records utilized in the preparation thereof or relating thereto. In addition to the foregoing remedies, upon the occurrence of any Event of Default resulting from a breach of any of the financial covenants set forth in Section 5.19, Lender may, at its option, upon not less than ten days' prior notice to Borrower, reduce any or all of the Advance Rates set forth in Section 1(b) of Schedule A to the extent Lender, in its sole discretion, deems appropriate. In addition to the rights and remedies set forth above, Lender shall have all the other rights and remedies accorded a secured party after default under the UCC and under all other applicable laws, and under any other Loan Document, and all of such rights and remedies are cumulative and non-exclusive. Exercise or partial exercise by Lender of one or more of its rights or remedies shall not be deemed an election or bar Lender from subsequent exercise or partial exercise of any other rights or remedies. The failure or delay of Lender to exercise any rights or remedies shall not operate as a waiver thereof, but all rights and remedies shall continue in full force and effect until all of the Obligations have been fully paid and performed. If notice of any sale or other disposition of Collateral is required by law, notice at least seven days prior to the sale designating the time and place of sale in the case of a public sale or the time after which any private sale or other disposition is to be made shall be deemed to be reasonable notice, and Borrower waives any other notice. If any Collateral is sold or leased by Lender on credit terms or for future delivery, the Obligations shall not be reduced as a result thereof until payment is collected by Lender.

         8.3 APPLICATION OF PROCEEDS. Subject to any application required by law, all proceeds realized as the result of any Sale shall be applied by Lender to the Obligations in such order as Lender shall determine in its sole discretion. Any surplus shall be paid to Borrower or other persons legally entitled thereto; but Borrower shall remain liable to Lender for any deficiency. If Lender, in its sole discretion, directly or indirectly enters into a deferred payment or other credit transaction with any purchaser at any Sale, Lender shall have the option, exercisable at any time, in its sole discretion, of either reducing the Obligations by the principal amount of the purchase price or deferring the reduction of the Obligations until the actual receipt by Lender of the cash therefor.

9.       GENERAL PROVISIONS.

         9.1 NOTICES. All notices to be given under this Agreement shall be in writing and shall be given either personally, by reputable private delivery service, by regular first-class



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mail or certified mail return receipt requested, addressed to Lender or Borrower at the address shown in the heading to this Agreement, or by facsimile to the facsimile number shown in Section 9(i) of Schedule A, or at any other address
(or to any other facsimile number) designated in writing by one party to the other party in the manner prescribed in this Section 9.1. All notices shall be deemed to have been given when received or when delivery is refused by the recipient.

         9.2 SEVERABILITY. If any provision of this Agreement, or the application thereof to any party or circumstance, is held to be void or unenforceable by any court of competent jurisdiction, such defect shall not affect the remainder of this Agreement, which shall continue in full force and effect.

         9.3 INTEGRATION. This Agreement and the other Loan Documents represent the final, entire and complete agreement between Borrower and Lender and supersede all prior and contemporaneous negotiations, oral representations and agreements, all of which are merged and integrated into this Agreement. THERE ARE NO ORAL UNDERSTANDINGS, REPRESENTATIONS OR AGREEMENTS BETWEEN THE PARTIES WHICH ARE NOT SET FORTH IN THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS.

         9.4 WAIVERS. The failure of Lender at any time or times to require Borrower to strictly comply with any of the provisions of this Agreement or any other Loan Documents shall not waive or diminish any right of Lender later to demand and receive strict compliance therewith. Any waiver of any default shall not waive or affect any other default, whether prior or subsequent, and whether or not similar. None of the provisions of this Agreement or any other Loan Document shall be deemed to have been waived by any act or knowledge of Lender or its agents or employees, but only by a specific written waiver signed by an authorized officer of Lender and delivered to Borrower. Borrower waives demand, protest, notice of protest and notice of default or dishonor, notice of payment and nonpayment, release, compromise, settlement, extension or renewal of any commercial paper, Instrument, Account, General Intangible, Document, Chattel Paper, Investment Property or guaranty at any time held by Lender on which Borrower is or may in any way be liable, and notice of any action taken by Lender, unless expressly required by this Agreement, and notice of acceptance hereof.

         9.5 AMENDMENT. The terms and provisions of this Agreement may not be amended or modified except in a writing executed by Borrower and a duly authorized officer of Lender.

         9.6 TIME OF ESSENCE. Time is of the essence in the performance by Borrower of each and every obligation under this Agreement and the other Loan Documents.

         9.7 ATTORNEYS' FEES AND COSTS. Borrower shall reimburse Lender for all reasonable attorneys' and paralegals' fees (including in-house attorneys and paralegals employed by Lender) and all filing, recording, search, title insurance, appraisal, audit, and other costs



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incurred by Lender, pursuant to, in connection with, or relating to this
Agreement, including all reasonable attorneys' fees and costs Lender incurs to prepare and negotiate this Agreement and the other Loan Documents; to obtain legal advice in connection with this Agreement and the other Loan Documents or Borrower or any Obligor; to administer this Agreement and the other Loan Documents (including the cost of periodic financing statement, tax lien and other searches conducted by Lender); to enforce, or seek to enforce, any of its rights; prosecute actions against, or defend actions by, Account Debtors; to commence, intervene in, or defend any action or proceeding; to enforce and protect, or to seek to enforce and protect, any of its rights and interests in any bankruptcy case of Borrower, including, without limitation, by initiating and prosecuting any motion for relief from the automatic stay and by initiating, prosecuting or defending any other contested matter or adversary proceeding in bankruptcy; to file or prosecute any probate claim, bankruptcy claim, third-party claim, or other claim; to examine, audit, copy, and inspect any of the Collateral or any of Borrower's books and records; to protect, obtain possession of, lease, dispose of, or otherwise enforce Lender's security interests in, the Collateral; and to otherwise represent Lender in any litigation relating to Borrower. Without limiting the foregoing, Borrower shall reimburse Lender for all payments made by Lender pursuant to, in connection with, or relating to, any support agreement entered into by any officer or employee of Borrower in favor of Lender in connection with any liquidation of the Collateral following an Event of Default. If either Lender or Borrower files any lawsuit against the other predicated on a breach of this Agreement, the prevailing party in such action shall be entitled to recover its reasonable costs and attorneys' fees, including reasonable attorneys' fees and costs incurred in the enforcement of, execution upon or defense of any order, decree, award or judgment. All attorneys' fees and costs to which Lender may be entitled pursuant to this Section shall immediately become part of the Obligations, shall be due on demand, and shall bear interest at a rate equal to the highest interest rate applicable to any of the Obligations.

         9.8 BENEFIT OF AGREEMENT; ASSIGNABILITY. The provisions of this Agreement shall be binding upon and inure to the benefit of the respective successors, assigns, heirs, beneficiaries and representatives of Borrower and Lender; PROVIDED, that Borrower may not assign or transfer any of its rights under this Agreement without the prior written consent of Lender, and any prohibited assignment shall be void. No consent by Lender to any assignment shall release Borrower from its liability for any of the Obligations. Lender shall have the right to assign all or any of its rights and obligations under the Loan Documents. Lender shall also have the right to sell participating interests therein, to one or more other Persons, PROVIDED, that Lender shall remain the lead lender following any sale of any participating interests, and FURTHER PROVIDED, that Lender shall not sell participating interests aggregating more than forty-nine percent (49%) of the Obligations as long as the Maximum Facility Amount is not amended so as to exceed $33,000,000. Borrower agrees to execute all agreements, instruments and documents requested by Lender in connection with each such assignment and participation.




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         9.9 HEADINGS; CONSTRUCTION. Section and subsection headings are used in this Agreement only for convenience. Borrower and Lender acknowledge that the headings may not describe completely the subject matter of the applicable Sections or subsections, and the headings shall not be used in any manner to construe, limit, define or interpret any term or provision of this Agreement. This Agreement has been fully reviewed and negotiated between the parties and no uncertainty or ambiguity in any term or provision of this Agreement shall be construed strictly against Lender or Borrower under any rule of construction or otherwise.

         9.10 GOVERNING LAW; CONSENT TO FORUM, ETC. THIS AGREEMENT HAS BEEN NEGOTIATED, EXECUTED AND DELIVERED, AND SHALL BE DEEMED TO HAVE BEEN MADE, IN NEW YORK, NEW YORK, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF SUCH STATE. BORROWER HEREBY CONSENTS AND AGREES THAT THE STATE AND FEDERAL COURTS IN NEW YORK, NEW YORK OR THE STATE IN WHICH ANY OF THE COLLATERAL IS LOCATED SHALL HAVE NON-EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN BORROWER AND LENDER PERTAINING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENTS OR ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. BORROWER ALSO AGREES THAT ANY CLAIM OR DISPUTE BROUGHT BY BORROWER AGAINST LENDER PURSUANT TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR ANY MATTER ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT SHALL BE BROUGHT EXCLUSIVELY IN THE STATE AND FEDERAL COURTS OF NEW YORK. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE IN THE MANNER AND SHALL BE DEEMED RECEIVED AS SET FORTH IN SECTION 9.1 FOR NOTICES, TO THE EXTENT PERMITTED BY LAW. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE THE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.




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         9.11 WAIVER OF JURY TRIAL, ETC. BORROWER WAIVES (i) THE RIGHT TO TRIAL
BY JURY (WHICH LENDER ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL OR ANY CONDUCT, ACTS OR OMISSIONS OF LENDER OR BORROWER OR ANY OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, ATTORNEYS OR AGENTS OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR BORROWER, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE; (ii) THE RIGHT TO INTERPOSE ANY CLAIMS, DEDUCTIONS, SETOFFS OR COUNTERCLAIMS OF ANY KIND IN ANY ACTION OR PROCEEDING INSTITUTED BY LENDER WITH RESPECT TO THE LOAN DOCUMENTS OR ANY MATTER RELATING THERETO, EXCEPT FOR COMPULSORY COUNTERCLAIMS; (iii) NOTICE PRIOR TO LENDER'S TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING LENDER TO EXERCISE ANY OF LENDER'S REMEDIES AND (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS. BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO LENDER'S ENTERING INTO THIS AGREEMENT AND THAT LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWER. BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

        IN WITNESS WHEREOF, Borrower and Lender have signed this Agreement as of the date set forth in the heading.

BORROWER:                                 LENDER:

DURAMED PHARMACEUTICALS, INC.             NATIONSCREDIT COMMERCIAL
                                          CORPORATION, THROUGH ITS
                                          NATIONSCREDIT COMMERCIAL FUNDING
                                          DIVISION


By /s/ TIMOTHY J. HOLT                    By /s/ LYNNE CIACCIA
  -----------------------------------       ----------------------------------
  Its Senior Vice President - Finance       Its Authorized Signatory

NATIONSCREDIT COMMERCIAL FUNDING                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

                                   SCHEDULE A

                          DESCRIPTION OF CERTAIN TERMS

        This Schedule is an integral part of the Loan and Security Agreement between DURAMED PHARMACEUTICALS, INC. and NATIONSCREDIT COMMERCIAL CORPORATION, THROUGH ITS NATIONSCREDIT COMMERCIAL FUNDING DIVISION (the "AGREEMENT").

1.  Loan Limits for Revolving Loans:

    (a) Maximum Facility Amount:           $33,000,000


    (b) Advance Rates:

        (i) Accounts                       85%; PROVIDED, that if the
            Advance Rate:                  Dilution Percentage exceeds 5%,
                                           Lender may, at its option, (A)
                                           reduce such advance rate by the
                                           number of full or partial
                                           percentage points of such excess
                                           or (B) establish a Reserve on
                                           account of such excess

        (ii) Inventory
             Advance Rate(s):

             (A) Finished goods:           60%

             (B) Raw materials:            60%

             (C) Bulk Inventory:           40%

             (D) Work in process:          Not Applicable

    (c) Accounts Sublimit:                 Not Applicable

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NATIONSCREDIT COMMERCIAL FUNDING                     LOAN AND SECURITY AGREEMENT
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     (d) Inventory
         Sublimit(s):

         (i) Overall sublimit            The lesser of $12,000,000 and (A)
             on advances                 during each of the first three fiscal
             against Eligible            quarters of each of Borrower's fiscal
             Inventory                   years, 200% of the amount of
                                         Availability with respect to Eligible
                                         Accounts under Section 1.1(a)(i) of
                                         the Agreement at any time of
                                         determination during such period or
                                         (B) during the fourth fiscal quarter
                                         of each of Borrower's fiscal years,
                                         210% of the amount of Availability
                                         with respect to Eligible Accounts
                                         under Section 1.1(a)(i) of the
                                         Agreement at any time of determination
                                         during such period


        (ii) Sublimit on
             advances
             against finished
             goods                       Not Applicable

       (iii) Sublimit on
             advances
             against raw
             materials                   Not Applicable

        (iv) Sublimit on
             advances
             against work in
             process                     Not Applicable


         (v) Sublimit on
             advances against Bulk
             Inventory                   $2,500,000


    (e) Credit Accommodation
        Limit:                           $5,000,000

    (f) Permanent Reserve Amount:        Not Applicable

NATIONSCREDIT COMMERCIAL FUNDING                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------


    (g) Overadvance Amount:

2.  Loan Limits for Term Loan:

    (a) Principal Amount:

        (i) Equipment Advance             The lesser of $6,000,000 and 85% of
                                          the appraised auction sale value of
                                          Borrower's Eligible Equipment

       (ii) Real Property                 The lesser of $3,000,000 and 70% of
            Advance:                      the appraised quick sale value of
                                          Borrower's Eligible Real Property

      (iii) Capital Expenditure           A principal amount equal to 85% of the
            Advances:                     appraised (by an appraiser acceptable
                                          to Lender) auction sale value of
                                          Borrower's Capital Expenditure
                                          Equipment, up to a maximum principal
                                          amount of $5,000,000 in the aggregate
                                          for all Capital Expenditure Advances

    (b) Repayment Schedule:

        (i) Equipment Advance:            The Equipment Advance shall be repaid
                                          in equal consecutive monthly
                                          installments amortized over 84 months
                                          payable on the first day of each
                                          calendar month commencing December 1,
                                          1998, with the entire unpaid balance
                                          due and payable on the Maturity Date;
                                          PROVIDED, that if at any time Lender
                                          determines that the unpaid principal
                                          balance of the Equipment Advance
                                          exceeds 85% of the value of Eligible
                                          Equipment owned by Borrower on the
                                          date of the Agreement as set forth on
                                          the most recent of the Updated
                                          Equipment Appraisals (as defined in
                                          Section 12 of this Schedule A), then,
                                          Borrower shall repay such excess in 6

NATIONSCREDIT COMMERCIAL FUNDING                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------


                                          equal consecutive monthly installments
                                          payable on the first day of each
                                          calendar month commencing with the
                                          month immediately following the date
                                          of such determination by Lender (which
                                          payments shall be in addition to the
                                          regular amortization payments set
                                          forth above), AND PROVIDED FURTHER,
                                          that if Borrower's cumulative pre-tax
                                          loss (net of any Included Subordinated
                                          Debt and any Additional Equity) from
                                          October 1, 1998 through the end of the
                                          Term exceeds $4,000,000 (the
                                          occurrence of such a pre-tax loss in
                                          excess of $4,000,000 being referred to
                                          herein as an "EXCESSIVE LOSS"), the
                                          Loan Limit with respect to the
                                          Equipment Advance shall immediately
                                          upon telephonic or other notice from
                                          Lender to Borrower be reduced to the
                                          lesser of $4,000,000 and 85% of the
                                          appraised auction sale value of
                                          Borrower's Eligible Equipment and
                                          Borrower shall immediately repay to
                                          Lender such amounts as shall cause
                                          Borrower to be in full compliance with
                                          such reduced Loan Limit (which payment
                                          shall be in addition to the regular
                                          amortization payments set forth
                                          above); PROVIDED, that if Borrower
                                          fails to pay immediately when due any
                                          such amounts to Lender, such failure
                                          shall constitute an Event of Default
                                          under Section 8.1(ii) of the
                                          Agreement, BUT PROVIDED FURTHER, that
                                          if following the occurrence of an
                                          Excessive Loss, Borrower has Cash Flow
                                          greater than $0 for each of six
                                          consecutive months, and if no Default
                                          or Event of Default then exists,
                                          Lender will consider entering into a
                                          written amendment of the Agreement
                                          increasing the Loan Limit with respect
                                          to the Equipment Advance back to the
                                          lesser of $6,000,000 and 85% of the
                                          appraised

NATIONSCREDIT COMMERCIAL FUNDING                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------


                                          auction sale value of Borrower's
                                          Eligible Equipment, but Lender shall
                                          have no obligation to agree to any
                                          such increase

       (ii) Real Property                 The Real Property Advance shall be
            Advance:                      repaid in equal consecutive monthly
                                          installments amortized over 120 months
                                          payable on the first day of each
                                          calendar month commencing on the first
                                          month which begins at least thirty
                                          days after the funding of the Real
                                          Property Advance, with the entire
                                          unpaid balance due and payable on the
                                          Maturity Date; PROVIDED, that if at
                                          any time Lender determines that the
                                          unpaid principal balance of the Real
                                          Property Advance exceeds 70% of the
                                          quick sale value of the Real Property
                                          as set forth on the most recent of the
                                          Updated Real Property Appraisals (as
                                          defined in Section 12 of this Schedule
                                          A), then, Borrower shall repay such
                                          excess in 6 equal consecutive monthly
                                          installments payable on the first day
                                          of each calendar month commencing with
                                          the month immediately following the
                                          date of such determination by Lender
                                          (which payments shall be in addition
                                          to the regular amortization payments
                                          set forth above)


     (iii)  Capital                       Each Capital Expenditure Advance shall
            Expenditure                   be repaid in equal consecutive monthly
            Advances:                     installments amortized over 84 months
                                          payable on the first day of each
                                          calendar month commencing with the
                                          month following the date on which such
                                          Capital Expenditure Advance was made,
                                          with the entire unpaid balance due and
                                          payable on the Maturity Date;
                                          PROVIDED, that if at any time Lender
                                          determines that the aggregate unpaid
                                          principal balance of the Capital
                                          Expenditure Advances exceeds 85% of
                                          the

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NATIONSCREDIT COMMERCIAL FUNDING                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------


                                          value of the applicable Capital
                                          Expenditure Equipment as set forth on
                                          the most recent of the Updated
                                          Equipment Appraisals (as defined in
                                          Section 12 of this Schedule A), then,
                                          Borrower shall repay such excess in 6
                                          equal consecutive monthly installments
                                          payable on the first day of each
                                          calendar month commencing with the
                                          month immediately following the date
                                          of such determination by Lender (which
                                          payments shall be in addition to the
                                          regular amortization payments set
                                          forth above)


3.  Interest Rates:

    (a) Revolving Loans:                  0.50% per annum in excess of the Prime
                                          Rate

    (b) Term Loan:                        0.75% per annum in excess of the Prime
                                          Rate

4.  Minimum Loan Amount:                  $10,000,000

5.  Maximum Days:

    (a) Maximum days after                90 (or 120 with respect to Accounts
        original INVOICE DATE             owing by McKesson Drug Company with
        for Eligible Accounts:            respect to which the purchase order
                                          terms are net 90 days)

    (b) Maximum days after                60
        original INVOICE DUE
        DATE for Eligible
        Accounts:

NATIONSCREDIT COMMERCIAL FUNDING                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------


6.  Fees:

    (a) Closing Fee:                      $165,000, $82,500 of which was paid
                                          pursuant to the Commitment Letter
                                          between Lender and Borrower dated
                                          August 31, 1998; PROVIDED, that if at
                                          any time the Maximum Facility Amount
                                          is increased (which increase will only
                                          be pursuant to a written amendment of
                                          the Agreement entered into by Lender
                                          in its sole discretion) to an amount
                                          in excess of $33,000,000, then
                                          Borrower shall pay Lender an
                                          additional closing fee equal to 0.50%
                                          of the amount of such increase, which
                                          additional closing fee shall be deemed
                                          to be fully earned as of, and payable
                                          on, the effective date of such
                                          amendment

    (b) Facility Fee:

        (i) Initial Term:                 0.75% of the Maximum Facility Amount

        (ii) Renewal Term(s):             0.25% of the Maximum Facility Amount

    (c) Servicing Fee:                    Not Applicable

    (d) Unused Line Fee:                  0.25% per annum

    (e) Minimum Borrowing
        Fee:

        (i) Applicable period:            Each month

        (ii) Date payable:                The first day of each month

    (f) Success Fee:                      Not Applicable

    (g) Warrants:                         Not Applicable

NATIONSCREDIT COMMERCIAL FUNDING                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------


    (h) Early Termination                 3% of the Maximum Facility Amount if
        Fee:                              terminated during the first year of
                                          the Initial Term, 2% of the Maximum
                                          Facility Amount if terminated during
                                          the second year of the Initial Term,
                                          and 1% of the Maximum Facility Amount
                                          if terminated during the third year of
                                          the Initial Term, and 0% of the
                                          Maximum Facility Amount if terminated
                                          after the third year of the Initial
                                          Term; PROVIDED, that there will be no
                                          Early Termination Fee charged if the
                                          Loans are repaid more than eighteen
                                          months after the date of the Agreement
                                          through financing provided by
                                          NationsBank, N.A. or any Affiliate of
                                          NationsBank, N.A.

    (i) Fees for letters of credit        .50% per annum of the face amount of
        and other Credit                  each open Credit Accommodation
        Accommodations (or
        guaranties thereof by
        Lender):

7.  Initial Maturity Date:                November ___, 2002

8.  Financial Covenants:

    (a) Capital Expenditure               $6,500,000
        Limitation:

    (b) Minimum Net Worth                 Not Applicable
        Requirement:

    (c) Minimum Tangible                  Not Applicable
        Net Worth:

    (d) Minimum Working                   Not Applicable
        Capital:

NATIONSCREDIT COMMERCIAL FUNDING                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------


    (e) Maximum Cumulative                Not Applicable
        Net Loss:

    (f) Minimum Cumulative                Not Applicable
        Net Income:

    (g) Maximum Leverage                  Not Applicable
        Ratio:

    (h) Limitation on                     Not Applicable
        Purchase Money
        Security Interests:

    (i) Limitation on                     Not Applicable
        Equipment Leases:

    (j) Additional Financial              Not Applicable
        Covenants:

9.   Borrower Information:

    (a) Prior Names of Borrower:          None

    (b) Prior Trade Names                 None
        of Borrower:

    (c) Existing Trade                    Hallmark Pharmaceuticals
        Names of Borrower:                Strong, Cobb & Arner

    (d) Inventory Locations:              5040 Duramed Drive
                                          Cincinnati, Ohio  45213

                                          7687 Innovation Way
                                          Cincinnati, Ohio  45040

                                          400 Campus Drive
                                          Somerset, New Jersey  08873

                                          Livingston Health Care
                                          200 Lake Drive
                                          Newark, Delaware

NATIONSCREDIT COMMERCIAL FUNDING                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------


                                          International Processing Corp.
                                          1100 Enterprise Drive
                                          Winchester, Kentucky

    (e) Other Locations:                  7155 East Kemper Drive
                                          Cincinnati, Ohio  45249

    (f) Litigation:                       Schein Pharmaceuticals (see Exhibit C)
                                          Also involved in miscellaneous product
                                          liability lawsuits and other legal
                                          matters in the ordinary course of
                                          business, none of which is expected to
                                          result in judgments in excess of the
                                          Company's product liability insurance.


    (g) Ownership of Borrower:            See Exhibit D

    (h) Subsidiaries (and                 Duramed Europe Ltd.;
        ownership thereof):               Marketmaster Inc.;
                                          Duramed Research & Development;
                                          all 100% owned by Duramed

    (i) Facsimile Numbers:

        Borrower:                         (513) 458-6014

        Lender:                           (212) 597-1666

10. Description of                        See Exhibit E
    Real Property:

11. Lender's Bank:                        The First National Bank of Chicago/NBD

12. Other Covenants:                      (a) At the end of every eighteen-month
                                          period, commencing with the end of the
                                          eighteen-month period immediately
                                          following the date of the Agreement,

NATIONSCREDIT COMMERCIAL FUNDING                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------


                                          Lender will cause to be prepared and
                                          delivered to Lender at Borrower's
                                          expense updated auction sale value
                                          appraisals of Borrower's Equipment
                                          (the "UPDATED EQUIPMENT APPRAISAL")
                                          and updated fair market and quick sale
                                          value appraisals of Borrower's real
                                          property performed in accordance with
                                          FIRREA (the "UPDATED REAL PROPERTY
                                          APPRAISAL"), all of which appraisals
                                          shall be performed by independent
                                          appraisers acceptable to Lender. Each
                                          Updated Equipment Appraisal and
                                          Updated Real Property Appraisal shall
                                          be prepared and delivered to Lender
                                          within thirty days of the end of the
                                          applicable eighteen-month period. Each
                                          Updated Equipment Appraisal shall
                                          include, without limitation, all
                                          Equipment acquired by Borrower after
                                          the date of this Agreement

                                          (b) Unless and until all of Borrower's
                                          obligations under that letter
                                          agreement between Borrower and
                                          Ortho-McNeil Pharmaceutical
                                          Corporation dated September 24, 1997,
                                          have been discharged and terminated
                                          and Borrower has provided Lender with
                                          written notice of such discharge and
                                          termination, Borrower will provide
                                          Lender with written notice of any
                                          attempt by Borrower to obtain formal
                                          permission from the Federal Drug
                                          Administration to market the CE
                                          Product commercially based on an ANDA
                                          for the CE Product, which notice of
                                          such attempt shall be given within
                                          five (5) business days of the filing
                                          of such ANDA

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NATIONSCREDIT COMMERCIAL FUNDING                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------


                                          (c) Borrower shall not accept or agree
                                          to accept any loss payment from
                                          American Credit Indemnity Company
                                          under Policy No. G-345, 784-1 without
                                          Lender's written consent

13. Exceptions to Negative                (a) Notwithstanding the provisions of
    Covenants:                            Section 5.18 of the Agreement,
                                          Borrower may invest or loan to Europe
                                          an amount not to exceed $100,000 in
                                          the aggregate during any fiscal
                                          quarter of Borrower, as long as no
                                          Default or Event of Default has
                                          occurred and is continuing or would be
                                          caused by the making of any such
                                          investment or loan

                                          (b) Notwithstanding the provisions of
                                          Section 5.18 of the Agreement,
                                          Borrower may pay regularly scheduled
                                          dividends on the 5% Cumulative
                                          Preferred Stock, Series F, with a
                                          stated value of $100.00 per share (the
                                          "PREFERRED STOCK") held by Shepherd
                                          Investments International, Ltd. and
                                          Stark International (collectively, the
                                          "PREFERRED SHAREHOLDERS") as long as
                                          no Default or Event of Default has
                                          occurred and is continuing or would be
                                          caused by the making of any such
                                          payment, and Borrower may make
                                          mandatory redemptions (as and when
                                          regularly scheduled) of the Preferred
                                          Stock held by the Preferred
                                          Shareholders as long as (i) no Default
                                          or Event of Default has occurred and
                                          is continuing or would be caused by
                                          the making of any such redemption,
                                          (ii) Borrower's Net Availability,
                                          after giving effect to each

NATIONSCREDIT COMMERCIAL FUNDING                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------


                                          such redemption, will not then be less
                                          than $3,000,000, (iii) Borrower's Cash
                                          Flow, after giving effect to each such
                                          redemption, will then be greater than
                                          $0, and (iv) Borrower has attained at
                                          least seventy-five percent (75%) of
                                          its projected cumulative pre-tax
                                          profit for the period from the date of
                                          the Agreement through the date of each
                                          such redemption (or, if Borrower has
                                          projected a loss for any such period,
                                          Borrower's cumulative pre-tax loss for
                                          the period from the date of the
                                          Agreement through the date of each
                                          such redemption, does not exceed its
                                          projected cumulative pre-tax loss for
                                          such period by more than twenty-five
                                          percent (25%)

                                          (c) Notwithstanding the provisions of
                                          Section 5.18 of the Agreement,
                                          Borrower may make regularly scheduled
                                          payments of interest on account of
                                          Included Subordinated Debt so long as
                                          no Default or Event of Default has
                                          occurred and is continuing or would be
                                          caused by the making of any such
                                          payment, and Borrower may make
                                          regularly scheduled payments of
                                          principal on account of Included
                                          Subordinated Debt so long as (i) no
                                          Default or Event of Default has
                                          occurred and is continuing or would be
                                          caused by the making of any such
                                          payment, (ii) Borrower's Net
                                          Availability, after giving effect to
                                          each such payment, will not then be
                                          less than $3,000,000 and (iii)
                                          Borrower's Cash Flow, after giving
                                          effect to each such payment, will then
                                          be greater than $0

NATIONSCREDIT COMMERCIAL FUNDING                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------


                                          (d) Notwithstanding the provisions of
                                          Section 5.18 of the Agreement,
                                          Borrower may acquire Capital
                                          Expenditure Equipment with Capital
                                          Expenditure Advances or with purchase
                                          money financing provided by Persons
                                          other than Lender

                                          (e) Notwithstanding the provisions of
                                          Section 5.18 of the Agreement,
                                          Borrower may sell or otherwise dispose
                                          of obsolete or worn-out Equipment, so
                                          long as the fair market value of all
                                          such Equipment sold or otherwise
                                          disposed of by Borrower during any
                                          twelve-month period is less than
                                          $50,000 in the aggregate

                                          (f) Notwithstanding the provisions of
                                          Section 5.18 of the Agreement,
                                          Borrower may make advances to its
                                          employees for business travel
                                          expenses, relocation expenses and
                                          other business related expenses, to
                                          the extent such advances are made in
                                          the ordinary course of Borrower's
                                          business as presently and as
                                          heretofore conducted

                                          (g) Notwithstanding the provisions of
                                          Section 5.18 of the Agreement,
                                          Borrower shall be permitted to have
                                          its currently outstanding loans in the
                                          approximate amount of $360,000 to its
                                          employees, and Borrower may make
                                          additional loans to its employees, the
                                          outstanding amount of which additional
                                          loans shall not exceed at

NATIONSCREDIT COMMERCIAL FUNDING                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------

                                          any time $200,000 for all employees in
                                          the aggregate


                                          (h) Notwithstanding the provisions of
                                          Section 5.18 of the Agreement,
                                          Borrower may issue Additional Equity
                                          or warrants for the purchase of
                                          Additional Equity, provided, that
                                          Borrower shall not issue Additional
                                          Equity or warrants for the purchase of
                                          Additional Equity to any Person who,
                                          as a result of such issuance, would
                                          (or could through the exercise of such
                                          warrants) hold more than 39.9% of all
                                          of the issued and outstanding shares
                                          of Borrower's common stock at any time


        IN WITNESS WHEREOF, Borrower and Lender have signed this Schedule A as of the date set forth in the heading to the Agreement.


BORROWER:                                 LENDER:

DURAMED PHARMACEUTICALS, INC.             NATIONSCREDIT COMMERCIAL
                                          CORPORATION, THROUGH ITS
                                          NATIONSCREDIT COMMERCIAL FUNDING
                                          DIVISION


By /s/ TIMOTHY J. HOLT                    By /s/ LYNNE CIACCIA
  ----------------------------------        ------------------------------------
  Its Senior Vice President--Finance        Its Authorized Signatory

NATIONSCREDIT COMMERCIAL FUNDING                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------


                                   SCHEDULE B

                                   DEFINITIONS

         This Schedule is an integral part of the Loan and Security Agreement between DURAMED PHARMACEUTICALS, INC. and NATIONSCREDIT COMMERCIAL CORPORATION, THROUGH ITS NATIONSCREDIT COMMERCIAL FUNDING DIVISION (the "AGREEMENT").

         As used in the Agreement, the following terms have the following meanings:

         "ACCOUNT" means any right to payment for Goods sold or leased or for services rendered which is not evidenced by an Instrument or Chattel Paper, whether or not it has been earned by performance.

         "ACCOUNT DEBTOR" means the obligor on an Account or Chattel Paper.

         "ACCOUNT PROCEEDS" has the meaning set forth in Section 4.1.

         "ADDITIONAL EQUITY" means (i) common or other stock of Borrower issued subsequent to the date of this Agreement with respect to which there are no rights to receive dividends, rights of redemption or other rights to payments of any kind (other than rights to receive additional shares of Borrower's common stock in exchange for such stock) and (ii) other stock of Borrower issued subsequent to the date of this Agreement with respect to which (A) cash dividends may only be paid as long as no Default or Event of Default exists or would be caused by the making of such payments and (B) redemptions (other than by the issuance of additional shares of Borrower's common stock in exchange for such stock) and other cash payments may be made only as long as (1) no Default or Event of Default exists or would be caused by the making of such redemptions or cash payments, (2) Borrower's Net Availability, after giving effect to each such redemption or cash payment, will not then be less than $3,000,000 and (3) Borrower's Cash Flow, after giving affect to each such redemption or cash payment, will then be greater than $0, and (C) a written subordination agreement (containing payment subordination, lien subordination and "standstill" provisions) in favor of Lender, and in form and substance acceptable to Lender, has been delivered to Lender by the applicable stockholder.

         "AFFILIATE" means, with respect to any Person, a relative, partner, shareholder, member, manager, director, officer, or employee of such Person, any parent or subsidiary of such Person, or any Person controlling, controlled by or under common control with such Person or any other Person affiliated, directly or indirectly, by virtue of family membership, ownership, management or otherwise, PROVIDED, that a shareholder of Borrower shall not be deemed to be an Affiliate unless such shareholder owns at least five percent (5%) of the stock of Borrower.

         "AGREEMENT" and "THIS AGREEMENT" mean the Loan and Security Agreement of which this Schedule B is a part and the Schedules thereto.

NATIONSCREDIT COMMERCIAL FUNDING                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------


         "ANDA" means an abbreviated new drug application as described in 21 C.F.R. section 314.94.

         "AVAILABILITY" has the meaning set forth in Section 1.1(a).

         "BANKRUPTCY CODE" means the United States Bankruptcy Code (11 U.S.C.
section 101 et seq.).

         "BLOCKED ACCOUNT" has the meaning set forth in Section 4.1.

         "BORROWER" has the meaning set forth in the heading to the Agreement.

         "BORROWER'S ADDRESS" has the meaning set forth in the heading to the Agreement.

         "BULK INVENTORY" means Inventory which (i) is finished goods in all respects except for the fact that it has not been packaged by Borrower for distribution, and (ii) is and has heretofore been commonly referred to by Borrower as "bulk" or "bulk inventory."

         "BUSINESS DAY" means a day other than a Saturday or Sunday or any other day on which Lender or banks in New York are authorized to close.

         "CAPITAL EXPENDITURE ADVANCE" has the meaning set forth in Section 1.1(b).

         "CAPITAL EXPENDITURE EQUIPMENT" means Eligible Equipment acquired by Borrower after the date of this Agreement with Capital Expenditure Advances.

         "CAPITAL EXPENDITURES" means amount capitalized (including, without limitation, with respect to capitalized leases) for the period, as determined in accordance with GAAP.

         "CASH FLOW" means at any time of calculation, on a cumulative basis from the date of the Agreement through the date of calculation, Borrower's net income (or net loss) before taxes for such period, plus depreciation and amortization deducted in determining net income for such period, less Capital Expenditures for such period not financed, less all current principal maturities (including, without limitation, the principal portion of scheduled payments of capital lease obligations) paid or scheduled to be paid during such period, all as determined by Lender, on a consistent basis, based upon the most recent financial statements received by Lender from Borrower.

         "CE PRODUCT" means the solid oral dosage forms and concentrations or strengths of the conjugated estrogen product heretofore or hereafter developed by Borrower, and which will be manufactured by Borrower as a generic equivalent to the brand name Premarin(R) product, and that Borrower may make available for commercial sale at any time, but excluding any product that is a combination of conjugated estrogens with another active ingredient or any product that is approved by the Federal Drug Administration and marketed on the basis of an NDA.


                                      B-2
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--------------------------------------------------------------------------------


         "CHATTEL PAPER" has the meaning set forth in the UCC.

         "COLLATERAL" means all property and interests in property in or upon which a security interest or other Lien is granted pursuant to this Agreement or the other Loan Documents.

         "CREDIT ACCOMMODATION" has the meaning set forth in Section 1.1(a).

         "CREDIT ACCOMMODATION BALANCE" means the sum of (i) the aggregate undrawn face amount of all outstanding Credit Accommodations and (ii) all interest, fees and costs due or, in Lender's good faith estimation, likely to become due in connection therewith.

         "DEFAULT" means any event which with notice or passage of time, or both, would constitute an Event of Default.

         "DEFAULT RATE" has the meaning set forth in Section 2.1.

         "DEPOSIT ACCOUNT" has the meaning set forth in the UCC.

         "DILUTION PERCENTAGE" means the gross amount of all returns, allowances, discounts, credits, write-offs and similar items relating to Borrower's Accounts computed as a percentage of Borrower's gross sales, calculated on a ninety (90) day rolling average.

         "DOCUMENT" has the meaning set forth in the UCC.

         "EARLY TERMINATION FEE" has the meaning set forth in Section 7.2.

         "ELIGIBLE ACCOUNT" means, at any time of determination, an Account which satisfies the general criteria set forth below and which is otherwise acceptable to Lender (PROVIDED, that Lender may, in its sole discretion, change the general criteria for acceptability of Eligible Accounts upon at least fifteen days' prior notice to Borrower). An Account shall be deemed to meet the current general criteria if (i) neither the Account Debtor nor any of its Affiliates is an Affiliate, creditor or supplier of Borrower; (ii) it does not remain unpaid more than the earlier to occur of (A) the number of days after the original INVOICE DATE set forth in Section 5(a) of Schedule A or (B) the number of days after the original INVOICE DUE DATE set forth in Section 5(b) of Schedule A; (iii) the Account Debtor or its Affiliates are not past due on other Accounts owing to Borrower comprising more than 50% of all of the Accounts owing to Borrower by such Account Debtor or its Affiliates; (iv) all Accounts owing by the Account Debtor or its Affiliates do not represent more than 20% (or 25% with respect to Accounts owing by Cardinal Health, Inc.) of all otherwise Eligible Accounts (PROVIDED, that Accounts which are deemed to be ineligible solely by reason of this clause (iv) shall be considered Eligible Accounts to the extent of the amount thereof which does not exceed 20% (or 25% with respect to Accounts owing by Cardinal Health, Inc.) of all otherwise Eligible Accounts); (v) no covenant, representation or warranty contained in this Agreement with respect to such Account (including any of the representations set forth in



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NATIONSCREDIT COMMERCIAL FUNDING                     LOAN AND SECURITY AGREEMENT
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Section 5.4) has been breached; (vi) the Account is not subject to any contra relationship, counterclaim, dispute or set-off (PROVIDED, that Accounts which are deemed to be ineligible solely by reason of this clause (vi) shall be considered Eligible Accounts to the extent of the amount thereof which is not affected by such contra relationships, counterclaims, disputes or set-offs);
(vii) the Account Debtor's chief executive office or principal place of business is located in the United States or Provinces of Canada which have adopted the Personal Property Security Act or a similar act, unless (A) the sale is fully backed by a letter of credit, guaranty or acceptance acceptable to Lender in its sole discretion, and if backed by a letter of credit, such letter of credit has been issued or confirmed by a bank satisfactory to Lender, is sufficient to cover such Account, and if required by Lender, the original of such letter of credit has been delivered to Lender or Lender's agent and the issuer thereof notified of the assignment of the proceeds of such letter of credit to Lender or
(B) such Account is subject to credit insurance payable to Lender issued by an insurer and on terms and in an amount acceptable to Lender; (viii) it is absolutely owing to Borrower and does not arise from a sale on a bill-and-hold, guarantied sale, sale-or-return, sale-on-approval, consignment, retainage or any other repurchase or return basis or consist of progress billings; (ix) Lender shall have verified the Account in a manner satisfactory to Lender; (x) the Account Debtor is not the United States of America or any state or political subdivision (or any department, agency or instrumentality thereof), unless Borrower has complied with the Assignment of Claims Act of 1940 (31 U.S.C.
section 203 et seq.) or other applicable similar state or local law in a manner satisfactory to Lender; (xi) it is at all times subject to Lender's duly perfected, first priority security interest and to no other Lien that is not a Permitted Lien, and the goods giving rise to such Account (A) were not, at the time of sale, subject to any Lien except Permitted Liens and (B) have been delivered to and accepted by the Account Debtor, or the services giving rise to such Account have been performed by Borrower and accepted by the Account Debtor;
(xii) the Account is not evidenced by Chattel Paper or an Instrument of any kind and has not been reduced to judgment; (xiii) the Account Debtor's total indebtedness to Borrower does not exceed the amount of any credit limit established by Borrower or Lender and the Account Debtor is otherwise deemed to be creditworthy by Lender (PROVIDED, that Accounts which are deemed to be ineligible solely by reason of this clause (xiii) shall be considered Eligible Accounts to the extent the amount of such Accounts does not exceed the lower of such credit limits); (xiv) there are no facts or circumstances existing, or which could reasonably be anticipated to occur, which might result in any adverse change in the Account Debtor's financial condition or impair or delay the collectibility of all or any portion of such Account; (xv) Lender has been furnished with all documents and other information pertaining to such Account which Lender has requested, or which Borrower is obligated to deliver to Lender, pursuant to this Agreement; (xvi) Borrower has not made an agreement with the Account Debtor to extend the time of payment thereof beyond the time periods set forth in clause (ii) above; (xvii) Borrower has not posted a surety or other bond in respect of the contract under which such Account arose; (xviii) the Account Debtor is not Warner-Lambert Company, unless Warner-Lambert Company has delivered to Lender a no-offset agreement in form and substance satisfactory to Lender in its sole discretion;




                                      B-4
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and (xix) the Account is not owing with respect to the sale of Premarin(R) or any conjugated estrogen products which are a generic version of Premarin(R).

         "ELIGIBLE EQUIPMENT" means, at any time of determination, Equipment owned by Borrower which Lender, in its sole discretion, deems to be eligible for borrowing purposes.

         "ELIGIBLE INVENTORY" means, at any time of determination, Inventory (other than packaging materials and supplies) which satisfies the general criteria set forth below and which is otherwise acceptable to Lender (PROVIDED, that Lender may, in its sole discretion, change the general criteria for acceptability of Eligible Inventory upon at least fifteen days' prior written notice to Borrower). Inventory shall be deemed to meet the current general criteria if (i) it consists of raw materials or finished goods, or Bulk Inventory that is readily marketable in its current form; (ii) it is in good, new and saleable condition; (iii) it is not slow-moving, obsolete or unmerchantable; (iv) it is not in the possession of a processor, consignee or bailee, or located on premises leased or subleased to Borrower, or on premises subject to a mortgage in favor of a Person other than Lender, unless such processor, consignee, bailee or mortgagee or the lessor or sublessor of such premises, as the case may be, has executed and delivered all documentation which Lender shall require to evidence the subordination or other limitation or extinguishment of such Person's rights with respect to such Inventory and Lender's right to gain access thereto; (v) it meets all standards imposed by any governmental agency or authority; (vi) it conforms in all respects to any covenants, warranties and representations set forth in the Agreement; (vii) it is at all times subject to Lender's duly perfected, first priority security interest and no other Lien except a Permitted Lien; (viii) it is situated at an Inventory Location listed in Section 9(d) of Schedule A or other location of which Lender has been notified as required by Section 5.6; (ix) it is not Inventory to be distributed for, or pursuant to any agreement with, Gedeon Richter, Ltd. ("Gedeon") , unless Gedeon has delivered to Lender an agreement, in form and substance satisfactory to Lender in its sole discretion, pursuant to which Gedeon agrees that following the occurrence of an Event of Default, Lender or its agents will be entitled to dispose of all such Inventory pursuant to the terms of the Agreement and applicable law, without interference from Gedeon; and
(x) it is not Inventory consisting of Premarin(R) or any conjugated estrogen products which are a generic version of Premarin(R), unless Schein Pharmaceutical, Inc. ("SCHEIN") either has delivered to Lender an agreement, in form and substance satisfactory to Lender in its sole discretion, pursuant to which Schein subordinates any security interest it may claim in such Inventory in favor of Lender's security interest therein and agrees not to enforce any such security interest against such Inventory while any of the Obligations remain outstanding or Schein has legally terminated any security interest it may claim in such Inventory pursuant to documentation acceptable to Lender.

         "ELIGIBLE REAL PROPERTY" means, at any time of determination, Real Property owned by Borrower which Lender, in its sole discretion, deems to be eligible for borrowing purposes.

         "EQUIPMENT" means all Goods which are used or bought for use primarily in business (including farming or a profession) or by a Person who is a non-profit organization or




                                      B-5
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--------------------------------------------------------------------------------

governmental subdivision or agency and which are not Inventory, farm products or consumer goods, including all machinery, molds, machine tools, motors, furniture, equipment, furnishings, fixtures, trade fixtures, motor vehicles, tools, parts, dies and jigs, and all attachments, accessories, accessions, replacements, substitutions, additions or improvements to, or spare parts for, any of the foregoing.

         "EQUIPMENT ADVANCE" has the meaning set forth in Section 1.1(b).

         "ERISA" means the Employee Retirement Income Security Act of 1974 and all rules, regulations and orders promulgated thereunder.

         "EUROPE" means "Duramed Europe Ltd.", a Subsidiary of Borrower.

         "EVENT OF DEFAULT" has the meaning set forth in Section 8.1.

         "GAAP" means generally accepted accounting principles as in effect from time to time, consistently applied.

         "GENERAL INTANGIBLES" has the meaning set forth in the UCC, and includes all books and records pertaining to the Collateral and other business and financial records in the possession of Borrower or any other Person, inventions, designs, drawings, blueprints, patents, patent applications, trademarks, trademark applications (other than "intent to use" applications until a verified statement of use is filed with respect to such applications) and the goodwill of the business symbolized thereby, names, trade names, trade secrets, goodwill, copyrights, registrations, licenses, franchises, customer lists, security and other deposits, causes of action and other rights in all litigation presently or hereafter pending for any cause or claim (whether in contract, tort or otherwise), and all judgments now or hereafter arising therefrom, rights to purchase or sell real or personal property, rights as a licensor or licensee of any kind, royalties, telephone numbers, internet addresses, proprietary information, purchase orders, and all insurance policies and claims (including life insurance, key man insurance, credit insurance, liability insurance, property insurance and other insurance), tax refunds and claims, letters of credit, banker's acceptances and guaranties, computer programs, discs, tapes and tape files in the possession of Borrower or any other Person, claims under guaranties, security interests or other security held by or granted to Borrower, all rights to indemnification and all other intangible property of every kind and nature.

         "GOODS" means all things which are movable at the time the security interest attaches or which are fixtures (other than money, Documents, Instruments, Investment Property, Accounts, Chattel Paper, General Intangibles, or minerals or the like (including oil and gas) before extraction), including standing timber which is to be cut and removed under a conveyance or contract for sale, the unborn young of animals, and growing crops.

         "INCLUDED SUBORDINATED DEBT" means indebtedness of Borrower which (i) is incurred subsequent to the date of this Agreement, (ii) is subordinated in payment to payment of




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the Obligations, (iii) is either unsecured or secured by Lien junior and subordinate to Lender's Liens upon the Collateral, (iv) may not be enforced unless and until the Obligations have been paid in full, and (v) is otherwise subject to a written subordination agreement in favor of Lender in form and substance acceptable to Lender.

         "INITIAL TERM" has the meaning set forth in Section 7.1.

         "INSTRUMENT" has the meaning set forth in the UCC.

         "INVENTORY" means all Goods held for sale or lease or furnished or to be furnished under contracts of service, including all raw materials, work in process, finished goods, goods in transit and materials and supplies which are or might be used or consumed in a business or used in connection with the manufacture, packing, shipping, advertising, selling or finishing of such Goods, and all products of the foregoing, and shall include interests in goods represented by Accounts, returned, reclaimed or repossessed goods and rights as an unpaid vendor.

         "INVESTMENT PROPERTY" shall mean all of Borrower's securities, whether certificated or uncertificated, securities entitlements, securities accounts, commodity contracts and commodity accounts.

         "LENDER" has the meaning set forth in the heading to the Agreement.

         "LIEN" means any interest in property securing an obligation owed to, or a claim by, a Person other than the owner of the property, whether such interest is based on common law, statute or contract, including rights of sellers under conditional sales contracts or title retention agreements and reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting property. For the purpose of this Agreement, Borrower shall be deemed to be the owner of any property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the property has been retained by or vested in some other Person for security purposes.

         "LOAN ACCOUNT" has the meaning set forth in Section 2.4.

         "LOAN DOCUMENTS" means the Agreement and all notes, guaranties, security agreements, certificates, landlord's agreements, Lock Box and Blocked Account agreements and all other agreements, documents and instruments now or hereafter executed or delivered by Borrower or any Obligor in connection with, or to evidence the transactions contemplated by, this Agreement.

         "LOAN LIMITS" means, collectively, the Availability limits and all other limits on the amount of Loans and Credit Accommodations set forth in this Agreement.

         "LOANS" means, collectively, the Revolving Loans and any Term Loan.



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--------------------------------------------------------------------------------


         "LOCK BOX" has the meaning set forth in Section 4.1.

         "MATURITY DATE" has the meaning set forth in Section 7.1.

         "MAXIMUM FACILITY AMOUNT" means the amount set forth in Section 1(a) of Schedule A.

         "NDA" means a new drug application under 21 U.S.C. section 355(b)(1) or an equivalent submission to the Federal Drug Administration.

         "NET AVAILABILITY" means the amount of Availability at any time, less the amount of Borrower's accounts payable which are then more than sixty days past due, and less the amount of any taxes then due and payable by Borrower.

         "OBLIGATIONS" means all present and future Loans, advances, debts, liabilities, obligations, guaranties, covenants, duties and indebtedness at any time owing by Borrower to Lender, whether evidenced by this Agreement or any other Loan Document, whether arising from an extension of credit, opening of a Credit Accommodation, guaranty, indemnification or otherwise (including all fees, costs and other amounts which may be owing to issuers of Credit Accommodations and all taxes, duties, freight, insurance, costs and other expenses, costs or amounts payable in connection with Credit Accommodations or the underlying goods), whether direct or indirect (including those acquired by assignment and any participation by Lender in Borrower's indebtedness owing to others), whether absolute or contingent, whether due or to become due, and whether arising before or after the commencement of a proceeding under the Bankruptcy Code or any similar statute, including all interest, charges, expenses, fees, attorney's fees, expert witness fees, audit fees, letter of credit fees, Closing Fees, Facility Fees, Servicing Fees, Unused Line Fees, Minimum Borrowing Fees, Success Fees, Credit Accommodation Fees and any other sums chargeable to Borrower under this Agreement or under any other Loan Document.

         "OBLIGOR" means any guarantor, endorser, acceptor, surety or other person liable on, or with respect to, the Obligations or who is the owner of any property which is security for the Obligations, other than Borrower.

         "PERMITTED LIENS" means: (i) purchase money security interests in specific items of Equipment not included in Eligible Equipment of which Borrower has notified Lender in writing at or prior to the creation thereof; (ii) leases (under which Borrower is the lessee) of specific items of Equipment not included in Eligible Equipment of which Borrower has notified Lender in writing at or prior to the creation thereof; (iii) Liens for taxes not yet due and payable;
(iv) additional Liens which are fully subordinate to the security interests of Lender and are consented to in writing by Lender; (v) security interests being terminated concurrently with the execution of this Agreement; (vi) Liens of materialmen, mechanics, warehousemen or carriers arising in the ordinary course of business and securing obligations which are not delinquent;




                                      B-8
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(vii) Liens incurred in connection with the extension, renewal or refinancing of the indebtedness secured by Liens of the type described in clause (i) or (ii) above; PROVIDED, that any extension, renewal or replacement Lien is limited to the property encumbered by the existing Lien and the principal amount of the indebtedness being extended, renewed or refinanced does not increase; (viii) Liens in favor of customs and revenue authorities which secure payment of customs duties in connection with the importation of goods; (ix) security deposits posted in connection with real property leases or subleases; (x) a first-priority Lien in favor of Warner-Lambert Company upon Borrower's real property commonly known as 5040 Duramed Drive, Cincinnati, Ohio 45213; and (xi) a Lien (the existence of which Borrower disputes and which is currently the subject of litigation) in favor of Schein in Borrower's right, title and interest in and to conjugated estrogen tablets which are a generic version of Premarin(R) (the "PRODUCT"), including, without limitation, all proprietary information relating to the Product, all information and technology relating thereto, all manufacturing technology, know-how, formulas, marketing information, clinical data, studies and analyses relating thereto, all sums contributed to Borrower by Schein under their June 26, 1992 agreement and in the possession or control of Borrower, and any Federal Food and Drug Administration approval of the Abbreviated New Drug Application under the June 26, 1992 agreement between Borrower and Schein. Lender will have the right to require, as a condition to its consent under clause (iv) above, that the holder of the additional Lien sign an intercreditor agreement in form and substance satisfactory to Lender, in its sole discretion, acknowledging that the Lien is subordinate to the security interests of Lender, and agreeing not to take any action to enforce its subordinate Lien so long as any Obligations remain outstanding, and that Borrower agree that any uncured default in any obligation secured by the subordinate Lien shall also constitute an Event of Default under this Agreement.

         "PERSON" means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, government or any agency or political division thereof, or any other entity.

         "PRIME RATE" means, at any given time, the prime rate as quoted in The Wall Street Journal as the base rate on corporate loans posted as of such time by at least 75% of the nation's 30 largest banks (which rate is not necessarily the lowest rate offered by such banks).

         "REAL PROPERTY" means the real property described in Section 10 of Schedule A.

         "REAL PROPERTY ADVANCE" has the meaning set forth in Section 1.1(b).

         "REAL PROPERTY ADVANCE CONDITIONS PRECEDENT" means (i) Borrower shall have acquired title to the Real Property free and clear of any Liens, (ii) Borrower shall have granted Lender a first-priority Lien upon the Real Property pursuant to a mortgage delivered to Lender in form and substance satisfactory to Lender in its sole discretion, (iii) Borrower shall have caused to be delivered to Lender a survey of the Real Property in form and substance satisfactory to Lender in its sole discretion, (iv) Borrower shall have caused to be delivered to Lender a title insurance



                                      B-9
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--------------------------------------------------------------------------------


policy on the Real Property in form and substance satisfactory to Lender in its sole discretion, (v) Borrower shall have caused to be delivered to Lender a fair market and quick sale value appraisal of the Real Property prepared in accordance with FIRREA standards and otherwise in form and substance satisfactory to Lender in its sole discretion, (vi) Borrower shall have caused to be delivered to Lender a Phase I environmental study of the Real Property in form and substance satisfactory to Lender in its sole discretion (the "PHASE I REPORT") demonstrating that the Real Property complies with all current federal, state and local environmental laws and regulations and that no remediation of the Real Property is required by any such laws or regulations, (vii) if indicated by the results of the Phase I Report, Borrower shall have caused to be delivered to Lender a Phase II environmental study demonstrating that the Real Property complies with all current federal, state and local environmental laws and that no remediation of the Real Property is required by any such laws or regulations, and (viii) Borrower shall have delivered or caused to be delivered to Lender all such other documents as Lender shall deem necessary in its sole discretion in connection with the Real Property Advance.

         "RELEASED PARTIES" has the meaning set forth in Section 6.1.

         "RENEWAL TERM" has the meaning set forth in Section 7.1.

         "RESERVES" has the meaning set forth in Section 1.2.

         "REVOLVING LOANS" has the meaning set forth in Section 1.1(a).

         "SALE" has the meaning set forth in Section 8.2.

         "SUBSIDIARY" means any corporation or other entity of which a Person owns, directly or indirectly, through one or more intermediaries, more than 50% of the capital stock or other equity interest at the time of determination.

         "TERM" means the period commencing on the date of this Agreement and ending on the Maturity Date.

         "TERM LOAN" has the meaning set forth in Section 1.1(b).

         "UCC" means, at any given time, the Uniform Commercial Code as adopted and in effect at such time in the State of New York.

         All accounting terms used in this Agreement, unless otherwise indicated, shall have the meanings given to such terms in accordance with GAAP. All other terms contained in this Agreement, unless otherwise indicated, shall have the meanings provided by the UCC, to the extent such terms are defined therein. The term "INCLUDING," whenever used in this Agreement, shall mean "including but not limited to." The singular form of any term shall include the plural form, and vice versa, when the context so requires.




                                      B-10
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References to Sections, subsections and Schedules are to Sections and subsections of, and Schedules to, this Agreement. All references to agreements and statutes shall include all amendments thereto and successor statutes in the case of statutes.

         IN WITNESS WHEREOF, Borrower and Lender have signed this Schedule B as of the date set forth in the heading to the Agreement.


BORROWER:                                 LENDER:

DURAMED PHARMACEUTICALS, INC.             NATIONSCREDIT COMMERCIAL
                                          CORPORATION, THROUGH ITS
                                          NATIONSCREDIT COMMERCIAL FUNDING
                                          DIVISION


By /s/ TIMOTHY J. HOLT                    By /s/ LYNNE CIACCIA
  ----------------------------------        ------------------------------------
  Its Senior Vice President--Finance         Its Authorized Signatory




                                      B-11
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--------------------------------------------------------------------------------


                                    EXHIBIT A


                              FORM OF TERM NOTE FOR
                          CAPITAL EXPENDITURE ADVANCES


$                                                             New York, New York
 ---------------
                                                                ------- --, ----

                  FOR VALUE RECEIVED, the undersigned, Duramed Pharmaceuticals, Inc., a __________ corporation ("BORROWER"), hereby unconditionally promises to pay to the order of NationsCredit Commercial Corporation, through its NationsCredit Commercial Funding Division ("LENDER"), at its office at 1177 Avenue of the Americas, 36th Floor, New York, New York 10036, or at such other place as the holder of this Term Note ("TERM NOTE") may from time to time designate in writing, in lawful money of the United States of America and in immediately available funds, the principal sum of ________________________ and __/100 Dollars ($____________). Reference is hereby made to the Loan and Security Agreement between Borrower and Lender of even date herewith (the "LOAN AGREEMENT") for a statement of the terms and conditions under which the loan evidenced hereby was made and is to be repaid. This Term Note evidences a Capital Expenditure Advance described in the Loan Agreement. Capitalized terms used herein which are not otherwise specifically defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

                  The outstanding principal balance of this Term Note shall be payable in full on the Maturity Date. Prior thereto, the Term Note shall be repayable as set forth in the Loan Agreement.

                  Borrower further promises to pay interest on the outstanding principal amount hereof from the date hereof until payment in full hereof at the per annum rate equal to the Prime Rate in effect from time to time plus three-quarters of one percent (0.75%). Following the occurrence and during the continuance of an Event of Default the entire outstanding principal balance of this Term Note shall, at Lender's option, bear interest until paid in full at a per annum rate equal to the interest rate applicable to the Term Loan from time to time in effect plus two percent (2.00%). Until maturity, interest on the outstanding principal amount hereof shall be payable in arrears on the first day of each month, commencing [INSERT DATE WHICH IS THE FIRST DAY OF THE CALENDAR MONTH FOLLOWING THE MONTH IN WHICH SUCH CAPITAL EXPENDITURE ADVANCE WAS MADE] and on the Maturity Date. After maturity, whether by acceleration or otherwise, accrued interest


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--------------------------------------------------------------------------------


shall be payable on demand. Interest as aforesaid shall be charged for the actual number of days elapsed over a year consisting of three hundred sixty
(360) days on the actual daily outstanding balance hereof. Changes in the interest rate provided for herein which are due to changes in the Prime Rate shall be effective on the date of the change in the Prime Rate.

                  Notwithstanding anything to the contrary contained herein, the aggregate of all interest hereunder and charged or collected by Lender is not intended to exceed the highest rate permissible under any applicable law, but if it should, such interest shall automatically be reduced to the extent necessary to comply with applicable law and Lender will refund to Borrower any such excess interest received by Lender.

                  Subject to Section 7.2 of the Loan Agreement, Borrower may, prepay the outstanding principal balance hereof in whole or in part. Any partial prepayment of the Term Loan shall be applied to the unpaid installments of the Term Loan in the inverse order of their maturities.

                  Upon and after the occurrence of an Event of Default, this Term Note may, at the option of Lender, and without demand, notice or legal process of any kind, be declared, and immediately shall become, due and payable.

                  Payments received by Lender from Borrower on this Term Note shall be applied to the Obligations as provided in the Loan Agreement.

                  Presentment, demand, protest and notice of presentment, demand, nonpayment and protest are hereby waived by Borrower.




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--------------------------------------------------------------------------------


                  THIS TERM NOTE SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. If any provision of this Term Note or the application thereof shall be held to be void or unenforceable by any court of competent jurisdiction, such defect shall not affect the remainder of this Term Note, which shall continue in full force and effect. Whenever in this Term Note reference is made to Lender or Borrower, such reference shall be deemed to include, as applicable, a reference to their respective successors and assigns. The provisions of this Term Note shall be binding upon Borrower and its successors and assigns, and shall inure to the benefit of Lender and its successors and assigns.

                                            DURAMED PHARMACEUTICALS, INC.


                                            By:
                                               ---------------------------------
                                            Its:
                                                --------------------------------





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                                    EXHIBIT B


                                 VEHICLE TITLES


----------------------------------------------------------------------------------------------------------------------
                       COUNTY/
 NAME OF CURRENT     STATE WHERE                                 BODY                                    CURRENT
     OWNER             TITLED        MAKE     YEAR     MODEL     STYLE              VIN                TITLE NUMBER
----------------------------------------------------------------------------------------------------------------------
   Duramed            Hamilton       INTL     1994      470        TK          1HTSCACM7RH598531        3100411273
Pharmaceuticals      County, Ohio
----------------------------------------------------------------------------------------------------------------------


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                                    EXHIBIT C

                                SCHEIN LITIGATION


                  Duramed Pharmaceuticals, Inc. (the "COMPANY") is a party to an Agreement dated June 26, 1992 and amended on April 7, 1994 (the "SCHEIN AGREEMENT") with Schein Pharmaceutical, Inc. ("SCHEIN") relating to the development of a generic version of the conjugated estrogens product Premarin(R). On August 7, 1997, the Company filed a complaint for a declaratory judgment against Schein in the Court of Common Pleas, Hamilton County, Ohio, Case No. A9705498 ("OHIO ACTION"). The Company seeks a declaration that the Schein Agreement applies only to a product approved on the basis of an ANDA and which would be fully substitutable for Premarin(R) and that the Schein Agreement does not apply to the Company's efforts to develop or market any conjugated estrogens product which would be approved and marketed on the basis of an NDA.

                  In apparent response to the Company's action, on September 29, 1997, Schein filed a complaint against the Company and other unnamed defendants in the Superior Court of New Jersey, Chancery Division, Morris County, Docket No. MRS-C-187-97 ("NEW JERSEY ACTION"). Schein alleges that the Company breached its obligations to Schein under an alleged joint venture arising between the parties and that the unnamed defendants tortuously interfered with Schein's prospective business advantage and are liable to Schein. Schein seeks various forms of relief against the Company, including injunctions barring the Company from the development of a conjugated estrogens product with any person or company other than Schein and requiring specific performance from the Company according to the terms of the Schein Agreement and alleged joint venture and accounting and money damages and a constructive trust.

                  On October 9, 1997, Schein filed a motion to dismiss the Ohio action based upon the pending New Jersey action. The court denied this motion on November 13, 1997. On October 17, 1997, the Company filed a motion to dismiss or, in the alternative, to stay the New Jersey action because of the previously-filed Ohio action. On November 14, 1997, the New Jersey court granted the Company's motion in part and stayed the New Jersey action.

                  On January 30, 1998, Schein amended its answer in the Ohio action and asserted a counterclaim against the Company and other unnamed defendants similar to the New Jersey complaint. As a result, on March 4, 1998, the Company renewed its motion to dismiss the New Jersey action because Schein had brought the same basic claims as a

NATIONSCREDIT COMMERCIAL FUNDING                     LOAN AND SECURITY AGREEMENT
--------------------------------------------------------------------------------


counterclaim in the Ohio action. On April 17, 1998, the Court dismissed without prejudice the New Jersey action.

                  On September 11, 1998, both the Company and Schein filed cross motions for summary judgment. These motions have been fully briefed and are pending before the Court. The case currently is scheduled to go to trial on November 30, 1998.

                  The Company intends vigorously to prosecute its claim for declaratory relief in the Ohio action and vigorously to defend against Schein's counterclaim in the Ohio action; however, the outcome of these claims cannot be predicted with certainty.





                                      -2-
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                                    EXHIBIT D

                           PRINCIPAL STOCKHOLDERS AND
                             HOLDINGS OF MANAGEMENT


                  The following table sets forth, as of July 9, 1998, certain information with regard to the beneficial ownership of Common Stock of Duramed Pharmaceuticals, Inc. (the "COMPANY") by (i) each of the Company's stockholders known to hold more than 5% of the outstanding shares of Common Stock, (ii) each continuing director, nominee for director and named executive officer, individually, and (iii) all continuing directors, nominees and executive officers of the Company as a group.

                                                     Beneficial Ownership
                                                     --------------------
Name                                     Number of Shares (1)          Percent
----                                     --------------------          -------
E. Thomas Arington                            1,945,209                  10.2%
7155 East Kemper Road
Cincinnati, OH  45249

Jeffrey T. Arington                             156,833                     *

George W. Baughman                               73,000                     *

Peter R. Seaver                                      --                    --

S. Sundararaman                                 218,716                   1.2%

Timothy J. Holt                                 123,981                     *

All directors, nominees and executive         2,517,739                  13.0%
officers as a group
(6 persons)


---------------
* Less than one percent.



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                                    EXHIBIT E

                          DESCRIPTION OF REAL PROPERTY


                  BEGINNING at a point in the Southeasterly line of Cottontail Lane as established Twenty (20') feet in width, where the same is intersected by the Northeasterly line of lands now or formerly of Martin Roppolo and wife; thence running (1) North Twenty-one degrees Twenty-two minutes East (N. 21(Degree) 22' E.) along the Southeasterly line of Cottontail Lane, Three Hundred Two and Seven-tenths (302.7') feet; thence (2) South sixty-nine degrees Four minutes East (S. 69(Degree) 04' E.), Twenty (20') feet; thence (3) North Twenty-one degrees Twenty-two minutes East (N. 21(Degree) 22' E.) continuing along the Southeasterly line of Cottontail Lane as established Forty (40') feet in width, Three Hundred Twenty and One one-hundredth (320.01') feet to the Westerly line of Campus Drive, as established Sixty (60') feet in width; thence
(4) Southerly along said Westerly line of Campus Drive, on a curve to the left, said curve having a radius of Five Hundred Thirty (530') feet and an arc length of Seventy-one and Eighty-eight one-hundredths (71.88') feet to a point of tangent (the chord of said arc having a bearing of South Ten degrees Twenty-seven minutes Forty-three seconds East (S. 10(Degree) 27' 43" E.) and a length of Seventy-one and Eighty-two one-hundredths (71.82') feet); thence (5) South Fourteen degrees Twenty minutes Fifty seconds East (S. 14(Degree) 20' 50" E.) along Campus Drive, Six Hundred Forty and Sixty-three one-hundredths (640.63') feet; thence (6) South Twenty-one degrees Twenty-two minutes West (S. 21(Degree) 22' W.) along lands now or formerly of Martin Roppolo, Thirty-eight and Forty-one one-hundredths (38.41') feet; thence (7) North Sixty-nine degrees Four minutes West (N. 69(Degree) 04' W.) along said last mentioned lands, Four Hundred Thirty-one and Eighty-five one-hundredths (431.85') feet to the place of Beginning.

                  Containing Three and Two Hundred Twenty-seven one-thousandths (3.227) Acres of land.

                  Being known as Lot 9 in Block 517 as shown on the Tax Map of Franklin Township, New Jersey.